SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only
    (As Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material under Rule 14a-12

                                  INTRAC, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:_____________
(2) Aggregate number of securities to which transaction applies:________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule (set forth the amount on which the filing fee is calculated and state how was determined):___________________________________
(4) Proposed maximum aggregate value of transaction:____________________________
(5) Total fee paid:_____________________________________________________________
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:_____________________________________________________
(2) Form, Schedule or Registration Statement No.:_______________________________
(3) Filing Party:_______________________________________________________________

                           DATE FILED: August 8, 2005

                                  INTRAC, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                SEPTEMBER 7, 2005

To the Shareholders of INTRAC, INC:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Intrac, Inc., a Nevada corporation (the "Company"), will be held on Wednesday, September 7, 2005 at 10:00 a.m., local time, at the offices of Thelen Reid & Priest LLP, 875 Third Avenue, 10th Floor, New York, New York, for the following purposes:

     1. To elect six directors for a term of one year, or for staggered terms of one to three years if proposal No. 2 is approved.

     2. To approve a change in our state of incorporation from Nevada to Delaware (the "Reincorporation"), to be effected by a merger of the Company with and into Javelin Pharmaceuticals, Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of the Company.

     3.   To ratify the adoption of the 2004 Omnibus Stock Incentive Plan.

     4. To conduct other business if properly raised at the Meeting or any adjournment.

     Only shareholders of record at the close of business on July 28, 2005 are entitled to notice and to vote at the Meeting and any adjournment.

     You are cordially invited to attend the Meeting.

     A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. The Company's 2004 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.


                                         By Order of the Board of Directors,


                                         Fred H. Mermelstein
                                         Secretary

August 1, 2005


     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, BUT WISH THEIR STOCK TO BE VOTED ON MATTERS TO BE PRESENTED TO THE MEETING, ARE URGED TO REVIEW THE ATTACHED PROXY STATEMENT AND THEN COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                                  INTRAC, INC.
                        130 WEST 42ND STREET, 12TH FLOOR
                               NEW YORK, NY 10036

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                                  INTRODUCTION

     This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Intrac, Inc., a Nevada corporation (the "Company" or "we"), for the 2005 Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., local time, on Wednesday, September 7, 2005, and at any adjournment or adjournments thereof, at the offices of Thelen Reid & Priest LLP, 875 Third Avenue, 10th Floor, New York, New York.

     The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to shareholders is August 4, 2005.

     The purposes of the Meeting are to seek shareholder approval of three proposals: (i) electing six directors to the Board, (ii) changing the state of incorporation governing our corporate activities to Delaware from Nevada and also changing our name (the "Reincorporation Proposal") and (iii) ratifying the adoption of our 2004 Omnibus Stock Incentive Plan (the "Incentive Plan Proposal").

     We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. We also may retain a proxy solicitation firm to assist in the forwarding of the proxy material and the retrieval of proxies, for which we would bear fees of up to $25,000, plus expenses. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

                      VOTING SECURITIES, VOTING AND PROXIES

     RECORD DATE

     Only shareholders of record of our common stock, $.001 par value (the "Common Stock"), as of the close of business on July 28, 2005 (the "Record Date") are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

     VOTING STOCK

     As of the Record Date, we had issued and outstanding 25,979,986 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

     QUORUM

     The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

     Broker "non-votes" are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker "non-vote" occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     VOTING

     For the election of directors, the six nominees receiving the highest number of affirmative (FOR) votes at the Meeting will be elected as directors. Neither abstentions nor broker "non-votes" will affect the outcome of the election of directors. You do not have the right to cumulate your votes for the election of directors. Unless otherwise instructed, the proxy holders of the management proxy will vote the proxies received by them "FOR" each of the six nominees described in this Proxy Statement.

     The approval of the Reincorporation Proposal requires the vote of a majority of the outstanding shares of the Common Stock. The ratification of the Incentive Plan Proposal requires the vote of a majority of the shares of Common Stock present and voting at the Meeting. For purposes of these Proposals, abstentions and broker "non-votes" will have the same effect on the outcome as votes cast "AGAINST" the Proposals.

     If you are the beneficial owner, but not the registered holder of our shares, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank. While your nominee holder may vote your shares without instructions on the election of directors and the Incentive Plan Proposal, as these are routine matters, it cannot vote without instructions from you on the Reincorporation Proposal as that is a non-routine matter.

     If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a "legal proxy" issued in your name and bring it to the Meeting.

     At the Meeting, ballots will be distributed with respect to each proposal to each shareholder (or the shareholder's proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: "FOR," "AGAINST" or "ABSTAIN" (or "FOR," "WITHHELD" or "FOR EXCEPT THE FOLLOWING NOMINEES" in the case of Proposal No. 1).

     PROXIES

     The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited shareholder indicates a choice with respect to any matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the election of the six directors, the Reincorporation Proposal and the Incentive Plan Proposal, and any other matters that may properly come before the Meeting, at the discretion of the persons designated as proxies.

     REVOCABILITY OF PROXIES

     Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

     You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

     INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

     None of our officers or directors has any interest in any of the matters to be acted upon, except to the extent they have been granted options under the 2004 Incentive Plan or may be granted options thereunder at some further date. See "Proposal No. 3."

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on the Record Date for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each executive officer, (iii) each of our directors, and (iv) all of our executive officers and directors as a group:

                NAME AND ADDRESS                  SHARES BENEFICIALLY OWNED (1)
             OF BENEFICIAL OWNER (2)                  NUMBER         PERCENT
             -----------------------                ---------        -------
Lindsay A. Rosenwald (3)
c/o Paramount BioCapital Investments, LLC
787 Seventh Avenue, 48th Floor
New York, NY 10019.............................     4,863,462         18.8%

Elizabeth Rogers (4)
7772 Fisher Island Drive
Miami FL, 33109................................     1,643,461         6.3%

Fred H. Mermelstein (5)........................     1,130,501         4.3%

Peter M. Kash (6)..............................       831,170         3.2%

Douglas A. Hamilton (7)........................       793,671         3.0%

Douglas G. Watson (8)..........................        86,565         0.3%

Jackie M. Clegg (9)............................        50,921         0.2%

Daniel B. Carr (10)............................            -0-        0.0%

William P. Peters (11).........................            -0-         -0-

All officers and directors
as a group (12)................................     2,892,828         10.6%

(1) The number of shares beneficially owned is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days of the Record Date, through the exercise or conversion of any stock option, convertible security, warrant or other right (a "Presently Exercisable" security). Including those shares in the


                                       3


     tables does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares.

(2) Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of common stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 130 West 42nd Street, 12th Floor, New York, NY 10036.

(3) Includes (i) an aggregate of 2,230,674 shares held on behalf of Dr. Rosenwald's children and (ii) 386,610 shares owned by Horizon Biomedical Ventures, LLC. Dr. Rosenwald disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(4) Includes (i) a unit purchase option to acquire 17,246 shares, (ii) warrants to purchase 1,725 shares, and (iii) 77,614 shares obtainable upon exercise of Presently Exercisable options, all granted to Mark C. Rogers, an affiliate of Elizabeth Rogers. Excludes 97,150 shares of Common Stock owned by Dr. Rogers' adult children who do not reside with Dr. Rogers.

(5) Includes 578,185 shares obtainable upon exercise of Presently Exercisable options. Excludes 209,867 shares obtainable upon exercise of options not Presently Exercisable.

(6) Includes 18,214 shares owned by each of Kash Family Trust, Coby Kash, Jared Kash and Shantal Kash, affiliates of Peter Kash. Mr. Kash disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Also, includes (i) 169,410 shares obtainable upon exercise of Presently Exercisable options, (ii) a unit purchase option to acquire 170,393 shares and warrants to purchase 17,039 shares, and (iii) 20,000 shares obtainable upon exercise of Presently Exercisable warrants, as to which he disclaims beneficial ownership except to the extent of his pecuniary interest thereon. Excludes 35,000 shares obtainable upon exercise of options not Presently Exercisable.

(7) Includes 408,450 shares obtainable upon exercise of Presently Exercisable options. Excludes 125,921 shares obtainable upon exercise of options not Presently Exercisable.

(8) Includes 86,565 shares obtainable upon exercise of Presently Exercisable options. Excludes 45,000 shares obtainable upon exercise of options not Presently Exercisable.

(9) Includes 50,921 shares obtainable upon exercise of Presently Exercisable options. Excludes 35,000 shares obtainable upon exercise of options not Presently Exercisable.

(10) Excludes 929,070 shares obtainable upon exercise of options not Presently Exercisable.

(11) Excludes 50,000 shares obtainable upon exercise of options not Presently Exercisable.

(12) Includes all shares of the persons denoted in footnotes (5) through (10).

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

GENERAL

     A board of six directors is to be elected at the Meeting. The Board of Directors has nominated for election the persons listed below. All of the nominees currently serve as our directors. All nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the proxy holders will vote for a substitute designated by the current Board of Directors. We are not aware of any nominee who will be unable or who will decline to serve as a director.

     The enclosed proxy, unless otherwise specified, will be voted to elect as directors the nominees named below. Each director elected at the Meeting will serve until the next Annual Meeting of Shareholders (expected to be held in 2006), or until his or her successor is duly elected and qualified, except as provided below. Assuming shareholders approve the Reincorporation Proposal, the persons elected as directors of the Company would serve as the directors of Javelin Pharmaceuticals, Inc. ("Javelin"), the new Delaware parent corporation. The Javelin Certificate of Incorporation provides for three classes of directors with staggered terms, with each class elected for overlapping three year terms; see Proposal 2. Assuming also the election of management's slate of directors, the classes and terms of the directors would be:

                         Class                            Term Ending
                         -----                            -----------
          I.    Mr. Kash and Mr. Watson                      2006
          II.   Dr. Carr and Dr. Mermelstein                 2007
          III.  Ms. Clegg and Dr. Peters                     2008

     If the Reincorporation Proposal is not adopted, the persons elected as directors will continue as directors of the Company and for a term of one year.

NOMINEES

     The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

                                                                             Director
            Name                 Age              Position                    Since
------------------------------   ---  ---------------------------------   -------------
Douglas G. Watson                59   Chairman of the Board               December 2004

Daniel B. Carr, M.D.             57   Chief Executive Officer, Chief      December 2004
                                      Medical Officer and Director

Fred H. Mermelstein, Ph.D.       46   President, Secretary and Director   December 2004

Jackie M. Clegg                  43   Director                            December 2004

Peter M. Kash                    43   Director                            December 2004

William P. Peters, M.D., Ph.D.   54   Director                                July 2005

     For information as to the shares of the Common Stock held by each nominee, see the section "Securities Ownership of Certain Beneficial Owners and Management" elsewhere in this Proxy Statement.

     The following are biographical summaries for our nominees for election as directors:

     DOUGLAS G. WATSON. Mr. Watson has served as our Chairman of the Board since December 2004, and as a director of IDDS since April 2002. He is the Chief Executive Officer of Pittencrieff Glen Associates, a consulting company, which Mr. Watson founded in June 1999. From January 1997 to June 1999, Mr. Watson served as President, Chief Executive Officer and a director of Novartis Corporation, the U.S. subsidiary of Novartis A.G. Mr. Watson serves as a director of Engelhard Corporation, [NYSE:EC], Orasure Technologies Inc., [Nasdaq:OSUR], Genta Inc. [Nasdaq:GNTA], and Dendreon Corporation [Nasdaq:DNDN] as well as several privately held companies. Mr. Watson is the chairman of Freedom House Foundation and serves on the President's Advisory Council of Drew University. Mr. Watson holds a M.A. in Mathematics from Churchill College, Cambridge University. He is also a member of the Chartered Institute of Management Accountants.

     DANIEL B. CARR M.D. Dr. Carr has served as Chief Executive Officer since July 1, 2005 and our Chief Medical Officer since September 2004 when he joined IDDS from his position as Saltonstall Professor of Pain Research at Tufts-New England Medical Center, and Professor of Anesthesiology and Medicine. He had held both positions since 1994. He ended his clinical responsibilities effective September 2004. From 1995 to 2003, he was the Medical Director of the Pain Management Program at the New England Medical Center, that merged into the Pain Management program at Caritas St. Elizabeth's Medical Center, another Tufts-affiliated program. Since 1998, he has been the Executive Director for Research at the latter program. Dr. Carr was a founder of the Pain Center at the Massachusetts General Hospital and served as Special Consultant to the U.S. Department of Health and Human Services and Co-Chair of the Agency for Health Care Policy and Research's Clinical Practice Guidelines on Acute and Cancer Pain Management. He is Editor-in-Chief of Pain: Clinical Updates published by the International Association for the Study of Pain ("IASP"), and has served as a Director of the American Pain Society and the IASP and as a consultant to Endo Pharamaceuticals. Dr. Carr holds a bachelor's degree from Columbia College and an MD degree from Columbia University College of Physicians & Surgeons. Dr. Carr has served as a consultant and advisor to multiple pharmaceutical companies including Abbott Laboratories, Endo Pharmaceuticals, Inc., Janssen Pharmaceuticals, Mallinckrodt, Ortho McNeil and Purdue Pharma.

     FRED MERMELSTEIN, PH.D. Dr. Mermelstein has served as our President and Secretary since December 2004, having been Chief Executive Officer from December 2004 through June 30, 2005, and as a director of IDDS and its President from inception in February 1998 through July 2003 when he also became Chief Executive Officer. From April 1996 to July 2003, he was employed by Paramount Capital Investments, LLC where he became a Director of Venture Capital and a member of Orion Biomedical GP, LLC. He currently serves as a director of Cardiome Pharma Corp [Nasdaq:CRME] and Adherex Technologies, Inc. [ASE:ADH]. From February 1997 until January 2000, Dr. Mermelstein was a founder and served as a director and the Chief Scientific Officer of PolaRx BioPharmaceuticals, an oncology-based biopharmaceutical company. Dr. Mermelstein also serves on the scientific advisory board of Cardiome Pharma Corp. Dr. Mermelstein holds a dual Ph.D. in Pharmacology and Toxicology from Rutgers University and University of Medicine and Dentistry of New Jersey ("UMDNJ") Robert Wood Johnson Medical School. He completed his post-doctoral training supported by two grant awards, a National Institutes of Health fellowship and a Howard Hughes Medical Institute fellowship in the Department of Biochemistry at UMDNJ Robert Wood Johnson Medical School.

     JACKIE M. CLEGG. The Honorable Jackie M. Clegg has served as a director of IDDS since February 2004. In September 2001, she formed the international strategic consulting firm Clegg International Consultants, LLC ("CIC") specializing in emerging markets. Previously, from May 1997 to July 2001, Ms. Clegg served as Vice Chair of the Board of Directors and First Vice President of the Export-Import Bank of the United States ("Ex-Im Bank"), previously serving in various positions at Ex-Im Bank, including Chief of Staff. Prior to joining Ex-Im Bank, Ms. Clegg worked for ten years in the United States Senate on the staff of both the Senate Banking and Appropriations Committees. Ms. Clegg is also currently serving as a Director of Blockbuster Inc. [NYSE:BBI], The Chicago Board of Trade and Cardiome Pharma Corp. [Nasdaq: CRME].

     PETER M. KASH. Mr. Kash has served as a director of IDDS since February 2001 and as its Vice Chairman since December 2003. In September 2004, Mr. Kash was a co-founder and has since served as chairman of Two River Group Holdings, LLC, a biotech venture capital company. From 2001 to 2004, he served as Vice Chairman and a director of Keryx BioPharmaceuticals, Inc. [Nasdaq:KERX]. From 1991 through August 2004, he was a director and Senior Managing Director of Paramount BioCapital, Inc. In addition, from 1996 to 2000, Mr. Kash had served as an Adjunct Professor at The Wharton School of Business; from 2000 to 2002, he was a Visiting Professor at Nihon University, Tokyo, Japan; and since January, 2004, he has been an Adjunct Professor at Sy Syms School of Business at Yeshiva University. Mr. Kash holds a M.B.A. in Finance and Banking from Pace University.

     WILLIAM P. PETERS, M.D., PH.D. Dr. Peters has been the Chief Executive Officer of Adherex Technologies, Inc. [ASE:ADH] since March 2003, the Chairman of its Board of Directors since February 2004, and a member of its Board of Directors since November 2002, having served from March 2003 to February 2004, as the Vice Chairman of the Board of Adherex. Dr. Peters has served on the faculty at Harvard University, Duke University and Wayne State University. He originated the solid tumor high-dose chemotherapy and bone marrow transplant program at the Dana-Farber Cancer Institute, and was Director of Bone Marrow Transplantation, Professor of Medicine at Duke University from 1984 to 1995 and was an Associate Director of the Cancer Center. He then became President, Director and CEO of the Karmanos Cancer Institute from 1995 to 2001, and is currently President Emeritus. Simultaneously, he served as Associate Dean for Cancer at Wayne State University and Senior Vice President for Cancer Services at the Detroit Medical Center. In 2001, he organized the Institute for Strategic Analysis and Innovation at the Detroit Medical Center of which he served as President. Dr. Peters has three Bachelor's degrees (Biochemistry, Biophysics and Philosophy) from the Pennsylvania State University, received his MPhil, MD and PhD degrees from the Columbia University College of Physicians & Surgeons. He earned his MBA at the Duke University Fuqua School of Business. Dr. Peters also serves on the board of directors of Aegera Therapeutics Inc.

     There is no family relationship among our officers and directors. Dr. Mermelstein serves on the Board of Directors of Adherex Technologies, Inc., of which Dr. Peters is Chief Executive Officer.

DIRECTORS' COMPENSATION

     Non-employee members of our Board receive for serving as a Board member up to $2,500 per meeting and the grant of stock options on an annual basis. Our option policy is an initial option grant of 50,000 shares of Common Stock to an outside director upon becoming a director, and thereafter an annual option grant of 35,000 shares for the Chairman of the Board, 30,000 shares for directors who serve on one or more Board committees and 25,000 shares for directors who do not serve on any committee. The exercise price of these options would be at the fair market value at time of grant and the option would vest over three years commencing one year from grant.

BOARD MEETINGS

     The Board of Directors held five meetings in 2004. We did not have any Board committees in 2004 as we had been inactive until the December 2004 merger with IDDS. In 2004, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors (held during the period for which he or she was a director) on which he or she served.

BOARD COMMITTEES

     Our Board of Directors currently has three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) Audit Committee, (ii) Compensation Committee and (iii) Corporate Governance and Nominating Committee. From time to time, the Board may establish other committees.

AUDIT COMMITTEE

     We established an Audit Committee in January 2005. This Committee consists of Ms. Clegg (Chair) and Mr. Watson. Each of the members of the Audit and Finance Committee is an "independent director" within the meaning of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the "Exchange Act"). No member of this Committee is an audit committee financial expert within the meaning of Item 401(h) of SEC Regulation S-K.

     The Audit Committee is responsible for (i) overseeing the corporate accounting and financing reporting practices, (ii) recommending the selection of our registered public accounting firm, (iii) reviewing the extent of non-audit services to be performed by the auditors, and (iv) reviewing the disclosures made in our periodic financial reports. The Audit Committee carries out its responsibilities in accordance with the terms of our Audit Committee Charter, which is included in this Proxy Statement as Appendix A.

COMPENSATION COMMITTEE

     We established a Compensation Committee in January 2005. This Committee consists of Mr. Watson (Chair), Ms. Clegg and Mr. Kash. Each of the members of the Compensation Committee is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and an "outside director" within the meaning of Section 162(m) under the Internal Revenue Code.

     The Compensation Committee determines matters pertaining to the compensation of our executive officers and other significant employees, and administers our stock and incentive plans, including the 2004 Incentive Plan. The Compensation Committee carries out its responsibilities in accordance with the terms of our Compensation Committee Charter.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

     The Corporate Governance and Nominating Committee was established in March 2005 and consists of Mr. Watson, Chair, Ms. Clegg and Mr. Mermelstein.

     This Committee is responsible for recommending persons as nominee directors and recommending a Code of Business Conduct and Ethics, stock trading policies and other governance policies covering our management and employees. This Committee has not adopted a formal policy with regard to shareholder nominees.

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to the Chief Executive Officer and other executive officers of IDDS with total compensation in excess of $100,000 during the three fiscal years ended December 31, 2004:

                                                                               LONG-TERM
                                                                              COMPENSATION
                                               ANNUAL COMPENSATION               AWARDS
                                       -----------------------------------    -------------
                                                                               SECURITIES
                               ISCAL                          OTHER ANNUAL     UNDERLYING
NAME AND PRINCIPAL POSITION    YEAR     SALARY     BONUS      COMPENSATION    OPTIONS(1)(2)
---------------------------    -----    ------     -----      ------------    -------------
Fred H. Mermelstein, Ph.D.     2004    $190,000    $80,000         __               __
President and Chief            2003    $148,250         __         __            381,904
Executive Officer              2002    $120,000         __         __            102,663

Douglas A. Hamilton            2004    $165,000    $75,000         __               __
Chief Operating Officer and    2003    $205,182         __         __            229,143
Chief Financial Officer        2002    $154,438    $55,000         __               __

Daniel B. Carr, M.D.           2004    $111,506         __         __            916,570
Chief Medical Officer(3)

(1) Dr. Mermelstein was granted options for 381,904 shares at exercise prices from $1.50 to $1.96 per share in 2003 and for 102,663 shares at exercise prices from $3.87 to $5.36 in 2002.

(2) Mr. Hamilton was granted options for 229,143 shares at exercise prices from $1.50 to $1.96 per share in 2003.

(3) Dr. Carr became an executive officer effective September 7, 2004. He was granted options for 916,570 shares at an exercise price of $1.96 per share in 2004.

     Effective January 1, 2005, the annual base salaries of Dr. Mermelstein and Mr. Hamilton increased to $250,000 and $225,000, respectively. In April 2005, Dr. Mermelstein and Mr. Hamilton each was granted options to purchase 75,000 shares of Common Stock at an exercise price of $2.70 per share related to their respective performance in 2004. At that time, other options were granted to Dr. Mermelstein, Mr. Hamilton and Mr. Carr for 125,000 shares, 75,000 shares and 12,500 shares, respectively, at an exercise price of $2.70 per share, exercisable in three equal annual installments commencing after one year.

     At the recommendation of the Compensation Committee, we established a bonus arrangement for the 2005 fiscal year based upon performance criteria covering Dr. Carr, in his position as Chief Executive Officer and Chief Medical Officer, Dr. Mermelstein in his position as President, Mr. Hamilton in his position as Chief Operating Officer and Chief Financial Officer, and other key employees. The bonus targets are fixed dollar amounts each related to achievement of a specified milestone within a designated fiscal quarter during 2005. The targets cover achievements as to the regulatory filings and clinical testings of our product candidates, and also the listing and the performance of our Common Stock and achieving a financing or other corporate transaction. The aggregate maximum amount of these bonuses would be $950,000, including up to $135,000 based determination of extraordinary performance by the Compensation Committee outside of the pre-designated achievements.

OPTION GRANTS AND EXERCISES IN YEAR 2004

     The following tables set forth certain information concerning the grant of stock options and the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 2004 by the executive officers listed in the summary compensation table above. None of these named persons has exercised any stock options.

                                 OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------
                                             INDIVIDUAL GRANTS
                              ------------------------------------------------
              (a)                 (b)              (c)                   (d)                    (e)

                                                  % of
                                                  Total
                               Number of        Options/
                              Securities          SARS                Exercise
             Name             Underlying       Granted to              on Base              Expiration
                               Options/        Employee(s)              Price                  Date
                                 SARs           in Fiscal              ($/Sh)
                              Granted (#)         Year
-----------------------------------------------------------------------------------------------------------
Fred H. Mermelstein, Ph.D.        ___              ___                   ___                    ___

Douglas A. Hamilton               ___              ___                   ___                    ___

Daniel B. Carr                  916,570           83.7%                 $1.96                 9/7/14
-----------------------------------------------------------------------------------------------------------
             AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------------------
             (a)                  (b)              (c)                  (d)                    (e)

                                                               NUMBER OF SECURITIES
                                                                    UNDERLYING         VALUE OF UNEXERCISED
                                                                UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                                                                  AT DEC. 31, 2004       AT DEC. 31, 2004
                            SHARES ACQUIRED                         EXERCISABLE/         EXERCISABLE ($)/
             NAME             ON EXERCISE     VALUE REALIZED       UNEXERCISABLE        UNEXERCISABLE ($)*
---------------------------------------------------------------------------------- ----------------------
Fred H. Mermelstein, Ph.D.        -0-               --           503,185/84,868        $500,295/$109,479

Douglas A. Hamilton               -0-               --           333,450/50,291        $300,177/$65,687

Daniel B. Carr, MD                -0-               --             --/916,570             --/$1,182,375

* Assuming a value of $3.25 per share at December 31, 2004.

For additional information regarding the grant of options to purchase our Common Stock, see "Proposal 3 - Ratification of 2004 Omnibus Stock Incentive Plan."

EMPLOYMENT AGREEMENTS

     The only employment agreement by us or IDDS with any executive officer is the agreement with Daniel B. Carr.

     Effective as of September 7, 2004, Dr. Carr was appointed Chief Medical Officer, and as of July 1, 2005, he also became our Chief Executive Officer. The employment agreement is for a term of three years, unless earlier terminated. Dr. Carr is receiving an initial annual base salary of $350,000, plus a guaranteed bonus of $50,000 payable within 30 days of the first anniversary of the effective date of the agreement, plus certain incentive compensation at the discretion of the board of directors, if certain performance targets are met, of up to $320,000 or options for 200,000 shares of Common Stock. In addition, upon commencement of employment, Dr. Carr was granted an option to purchase 916,570 shares of Common Stock at an exercise price of $1.96 per share, vesting in three equal installments commencing upon the first anniversary of the agreement.

     If Dr. Carr's employment is terminated as a result of his death or disability, Dr. Carr or his estate, as applicable, would receive his base salary and any accrued but unpaid bonus and expense reimbursement amounts through the date of his death or the disability occurs. All stock options that are scheduled to vest by the end of the calendar year in which such termination occurs would be accelerated and become vested as of the date of his disability or death, and all stock options that have not vested (or been deemed pursuant to the immediately preceding sentence to have vested) as of the date of his disability or death shall be deemed to have expired as of such date. If Dr. Carr's employment is terminated for cause, he would be entitled to his base salary and expense reimbursement through the date of termination, and he shall have no further entitlement to any other compensation or benefits. All stock options that have not vested as of the date of termination shall be deemed to have expired as of such date and any stock options that have vested as of the date of Dr. Carr's termination for cause would remain exercisable for a period of 90 days following the date of such termination. If Dr. Carr's employment is terminated upon the occurrence of a change of control or within six months thereafter, we would be obligated to (i) continue to pay his salary for a period of six months following such termination, (ii) pay any accrued and unpaid bonus and (iii) pay expense reimbursement amounts through the date of termination. All stock options that have not vested as of the date of such termination would be accelerated and deemed to have vested as of such termination date. If Dr. Carr's employment is terminated without cause, or by Dr. Carr for good reason, then we would be obligated to (i) continue to pay his base salary for a period of 12 months from the date of such termination, (ii) pay the bonus he would have earned had he been employed for six months from the date which such termination occurs, and (iii) pay any expense reimbursement amounts owed through the date of termination. All stock options that are scheduled to vest in the contract year of the date of such termination would be accelerated and deemed to have vested as of the termination date. All stock options that have not vested (or deemed to have vested pursuant to the preceding sentence) would be deemed expired, null and void. Any stock options that have vested as of the date of Dr. Carr's termination would remain exercisable for a period as outlined in our 2004 Omnibus Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In April 2005, we retained Two River Group Holding LLC, of which Peter Kash, a director, is a member, to provide certain investment relations services. The retention is through December 31, 2005 and the fee was the grant of warrants for the purchase of 20,000 shares of common stock at an exercise price of $3.00 per share exercisable over five years.

     Dr. Lindsay A. Rosenwald, our largest stockholder, is the sole member of Paramount BioCapital Investments, LLC ("PBI"), f/k/a Paramount Capital Investments, LLC. PBI is a venture capital and merchant banking firm focused on development stage biotechnology, biomedical and biopharmical companies. Until December 2002, we had shared executive offices on a rent-free basis with PBI, and also received related back office and financial support and management services free of charge.

     Dr. Rosenwald is also Chairman and sole stockholder of Paramount BioCapital, Inc. ("Paramount") f/k/a Paramount Capital, Inc., an NASD member broker-dealer affiliated with PBI. Employees or affiliates of Paramount participated as investors in the August 2003 placement of IDDS Series C Preferred Stock.

     Dr. Fred Mermelstein, our President, Secretary and a director, had served as the Director of Venture Capital of PBI until July 2003.

     Douglas A. Hamilton, our Chief Operating Officer and Chief Financial Officer, from March 1999 to August 2002, also served as Director, Business Development at PBI.

     Peter M. Kash, a member of our Board of Directors, was Senior Managing Director of Paramount and a director of Paramount BioCapital Asset Management, Inc. ("PBCAM"), an affiliate of PBI Paramount, through August 2004. He also served until September 2004, as a director to The Aries Master Fund, The Aries Master Fund II and Aries Select, Ltd., for which PBCAM serves as general partner.

CODE OF ETHICS

     We have adopted a Business Ethics Policy that applies to all of employees, officers and each member of our Board of Directors. We intend to make the Business Ethics Policy available on our website.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of the outstanding Common Stock to file with the SEC an initial report of ownership on Form 3 and changes in ownership on Forms 4 and 5. The reporting persons are also required to furnish us with copies of all forms they file. Based solely on our review of copies of Forms 3 and 4 received by us, we believe that each of our executive officers and directors timely filed all reports required to be filed in 2004 or with respect to transactions in 2004.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

     Stockholders may send correspondence directed to the Board, care of Douglas
G. Watson, Chairman, 130 West 42nd Street, 12th Floor, New York, NY 10036. Mr. Watson will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. He will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board's request. Mr. Watson will forward shareholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication as appropriate. Correspondence intended for our independent directors as a group should be addressed to us at the address above, Attention: Independent Directors.

                                   PROPOSAL 2

                     APPROVAL OF REINCORPORATION IN DELAWARE

GENERAL

     Our Board of Directors has unanimously approved and declared advisable our reincorporation to Delaware from Nevada (the "Reincorporation"). The Reincorporation will be effected by us having a migratory merger with and into Javelin Pharmaceuticals, Inc., a Delaware corporation and our newly-formed wholly-owned subsidiary ("Javelin"), in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"), attached hereto as Appendix B. Until December 6, 2004, we had been an "inactive public shell" when we effected a reverse merger with IDDS (the "IDDS Merger"). IDDS is incorporated in Delaware and was then a private operating corporation. Upon the IDDS Merger, our sole business activity became the IDDS business and the former IDDS stockholders owned 95.5% of our then outstanding shares. For additional information regarding our transaction with IDDS, reference is made to the Forms 8-K and other filings we made with the Securities and Exchange Commission that are available on www.sec.gov and our website www.idds.com.

     Upon the effective date of the Reincorporation, every outstanding share of our Common Stock will be automatically exchanged for one share of the common stock of Javelin (the "Javelin Common Stock"). The Company will cease to exist as a Nevada corporation, and Javelin will be the continuing or surviving corporation of the Reincorporation. Thus, Javelin will succeed to all of the business and operations, own all of the assets and other properties and will assume and become responsible for all of our liabilities and obligations. The Reincorporation, therefore, will not involve any change in our business, properties or management. The name of the surviving company will be Javelin Pharmaceuticals, Inc. The persons serving as officers and directors of the Company will serve as the officers and directors of Javelin after the Reincorporation. In addition, the Javelin board has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominations Committee identical to the present committees of the Company's Board. See "Significant Changes Caused by the Reincorporation" herein for changes in the structure of the Board and the nomination procedure as a result of the Reincorporation.

     The Board caused the formation of Javelin as a wholly-owned subsidiary of the Company for the sole purpose of the Reincorporation. The only activities that Javelin will engage in prior to the Reincorporation are formation and organizational matters.

PURPOSE OF MERGER AND REINCORPORATION

     The purpose of the Reincorporation is to change the state of incorporation and legal domicile of the Company from Nevada to Delaware and also to change the corporate name. The Board of Directors believes that this change in the domicile would be in the best interests of the Company and our shareholders because it would give the majority of our shareholders the same rights that they had as to IDDS prior to the IDDS Merger. In addition, the Board of Directors took into consideration that while as explained herein that there are not significant differences between the Delaware General Corporation Law (the "DGCL") and the Nevada General Corporation Law (the "NGCL"), there is greater certainty in application and interpretation of the DGCL because of substantially more court decisions under and legal articles on the DGCL. This certainty should provide us with greater predictability with respect to corporate legal matters and allow us to be managed more efficiently. Further, based upon the large number of public companies incorporated in Delaware, being a Delaware corporation may facilitate future financings and investor recognition.

     The Board of Directors believes that these advantages are significant and justify the Reincorporation.

AUTHORIZED SHARES OF STOCK

     Our authorized capital stock currently consists of 500,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share. Javelin has authorized 100,000,000 shares of Common Stock, $.001 par value, and 5,000,000 shares of Preferred Stock, $.001 par value. Our outstanding options and warrants will become exercisable for shares of Javelin Common Stock on their respective same terms and conditions. For information about our stock options, see Proposal No. 3.

EXCHANGE OF THE STOCK

     Assuming shareholder approval of this Proposal, as soon as the Reincorporation becomes effective, each outstanding share of our Common Stock will automatically convert into and be exchangeable for one share of Javelin Common Stock.

     Shareholders do not need to take any action to exchange their stock certificates for Javelin stock certificates prior to this Meeting. Upon completion of the Reincorporation, we will send a notice to all shareholders as of the effective date of the Reincorporation, notifying them of the completion and advising them how to exchange their certificates of shares of the Company's Common Stock for Javelin stock certificates. Shareholders should not destroy their old certificates. After the Reincorporation, shareholders may continue to make sales or transfers using their Company stock certificates. New certificates will be issued representing shares of Javelin Common Stock for transfers occurring after the Reincorporation. On request, we will issue new certificates to anyone who holds Company stock certificates in exchange therefor. Any request for new certificates into a name different from that of the registered holder will be subject to normal stock transfer requirements, including proper endorsement and signature guarantee, if required.

TRANSFERABILITY OF SHARES

     Shareholders whose shares of our Common Stock are freely tradable before the Reincorporation will own shares of Javelin Common Stock that are freely tradable after the Reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation will hold shares of Javelin Common Stock that have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold Javelin stock certificates will be deemed to have acquired their shares on the date they originally acquired their Company shares.

     After the Reincorporation, Javelin will continue the Company's status as a publicly held company, and, like the Company's shares, shares of Javelin Common Stock will be quoted on the OTC Bulletin Board, however under a different trading symbol and CUSIP number. Upon the Reincorporation, we will issue a press release announcing the new trading symbol and other information about the stock trading. Javelin will also file periodic reports and proxy material with the SEC and provide to its stockholders the same types of information that we previously filed.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

     The following discussion sets forth the principal U.S. federal income tax consequences of the Reincorporation to the Company shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.

     The following disclosure is based on the Internal Revenue Code of 1986, as amended (the "Code"), laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. The Company has neither requested nor received a tax opinion from legal counsel with respect to the consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service with regard to the consequences of Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

     The Reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock (other than those who seek their statutory appraisal rights) as a result of consummation of the reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the Javelin Common Stock received by you pursuant to the Reincorporation as you have in our shares held by you at the time the Reincorporation is consummated. Your holding period with respect to Javelin Common Stock will include the period during which you held the corresponding Company Common Stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation was consummated.

ACCOUNTING TREATMENT

     In accordance with generally accepted accounting principles, we expect that the Reincorporation will be accounted for as a reorganization of entities under common control and recorded at historical cost.

REGULATORY APPROVALS

     The Reincorporation will not be consummated until after shareholder approval. We will obtain all required consents of governmental authorities, including the filing of a Certificate of Merger with the Secretary of State of the State of Nevada and the filing of a Certificate of Merger with the Secretary of the State of Delaware.

SIGNIFICANT CHANGES CAUSED BY THE REINCORPORATION

     The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between the corporate laws of Delaware and the corporate laws of Nevada and does not purport to be a complete statement of such laws. If the Reincorporation proposal is approved, Delaware law will govern and the certificate of incorporation and by-laws in effect would be those of Javelin, a Delaware corporation.

-- Term of Directors (Staggered Board)

     The directors of the Company are elected annually for one year terms. The Javelin certificate of incorporation provides for a staggered board of directors who are divided into three classes, each class elected for an overlapping three year term. We believe that having a staggered board will ensure continuity and stability of management, which is especially important during the period of seeking completion of the U.S. and foreign regulatory approvals of our product candidates and the commencement of the commercialization of the products assuming grant of regulatory approval. Another effect of a staggered board is to make it more difficult for a third party to obtain control of the board of directors through a proxy contest or an unsolicited change of control transaction, and thereby having a staggered board could discourage unsolicited takeovers of Javelin.

     Assuming shareholders elect the management slate of directors and also approve the Reincorporation Proposal, Mr. Kash and Mr. Watson would be Class I directors holding office initially for a term expiring at the Javelin 2006 annual meeting, Dr. Carr and Dr. Mermelstein would be Class II directors holding office initially for a term expiring at the 2007 annual meeting, and Ms. Clegg and Dr. Peters would be Class III directors holding office initially for a term expiring at the 2008 annual meeting (see "Nominees" in Proposal No. 1 - Election of Directors).

-- Director Nomination Procedures

     The Javelin By-laws, unlike the Company's By-laws, set forth a procedure for nomination of directors by stockholders to be considered by the Corporate Governance and Nominations Committee.

-- Fiduciary Duties of Directors

     Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve and the stockholders of those corporations.

     With respect to fiduciary duties, Nevada corporate law may provide broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

     Delaware corporate law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders. Nevada corporate law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

     Under Delaware corporate law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, if a preponderance of the evidence shows that the directors' decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure and that measure must be reasonable in relation to the perceived threat posed by the change in control. Under Nevada corporate law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation's best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada corporate law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders' right to vote for or remove directors.

-- Anti-Takeover Laws

     Section 203 of the DGCL contains certain "anti-takeover" provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its Certificate of Incorporation or by-laws.
Section 203 prohibits a corporation from engaging in any "business combination" with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

     o the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

     o after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

     o at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

     In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation's stock if it was as a result of action taken solely by the corporation.

     Nevada corporate law contains certain "anti-takeover" provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its Articles of Incorporation or by-laws. Nevada corporate law prohibits a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

-- Dividend Rights and Repurchase of Shares

     Under the DGCL, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware corporate law applies different tests to the payment of dividends and the repurchase of shares. Delaware corporate law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

     Under Nevada corporate law, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

     o the corporation would be unable to pay its debts as they become due in the usual course of business; or

     o the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

     The board of directors of a Nevada corporation may base the above determination on financial statements prepared on the basis of accounting principals, fair valuation, including without limitation unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

-- Liability of Directors and Officers

     The DGCL permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

     o a breach of the duty of loyalty to the corporation or its stockholders;

     o acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     o a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware corporate law; or

     o any transaction from which the director derived an improper personal benefit.

     The NGCL permits a corporation to adopt any provision in its Articles of Incorporation that are not contrary to the laws of Nevada, and there is no restriction on a corporation's ability to limit the personal liability of a director or officer to the corporation. Under Nevada corporate law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proved that:

     o his act or failure to act constituted a breach of his fiduciary duties; and

     o his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

     Both our certificate of incorporation and the Javelin certificate of incorporation contain the above permissible limitations on liability of their respective corporate officers and directions.

-- Indemnification of Directors and Officers

     Both Delaware and Nevada, in a substantially similar manner, permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful. Both companies provide for such indemnifications under their respective corporate statutes.

-- Annual Meetings

     Under the DGCL, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

     Under the NGCL, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

-- Adjournment of Stockholder Meetings

     Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

     Under the NGCL, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

-- Amendments to By-laws

     Under the DGCL, by-laws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

     The NGCL provides that the board of directors of a corporation may make the by-laws, but that such by-laws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada corporate law, an opinion of the Nevada Attorney General also provides that directors may adopt by-laws for a corporation if the stockholders do not. Stockholders nevertheless retain the right to adopt by-laws superseding those adopted by the board of directors.

-- Interested Director Transactions

     Under the DGCL, contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under the DGCL, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

     The NGCL does not automatically void contracts or transactions between a corporation and one of the corporation's directors. Under Nevada corporate law, a contract or transaction may not voided solely because:

     o the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

     o an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

     o the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

-- Removal of Directors

     Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders then entitled to vote at an election of directors. However, if the corporation has a classified board, such as the IDDS Migration, directors may only be removed without cause if the certificate of incorporation so provides.

     A director of a Nevada corporation or the entire board of directors may be removed with or without cause during their term of office only by a vote of two-thirds of the voting power of the then outstanding shares entitled to vote in an election of directors.

-- Stockholders' Rights to Examine Books and Records

     The DGCL provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation's books and records for a proper purpose reasonably related to such person's interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order.

     The NGCL permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders' list, Articles of Incorporation or by-laws, if the stockholder gives at least five business days' prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders' lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation's outstanding shares the right, upon at least five days' written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

-- Duration of Proxies

     The DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under the NGCL, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

-- Differences in Franchise Taxes

     Nevada does not have a corporate franchise tax. After the merger contemplated by the Reincorporation Proposal is accomplished, we will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

BLANK CHECK PREFERRED

     The certificates of incorporation of both the Company and Javelin authorize their respective Boards of Directors to issue shares of preferred stock in series with such preferences as designated at the time of issuance. Our Board of Directors does not currently intend to seek stockholder approval prior to any issuance of shares of preferred stock if the Reincorporation Proposal is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to Javelin and its stockholders. The Board of Directors does not intend to issue any preferred stock except on terms which the Board deems to be in the best interests of Javelin and its then stockholders. The foregoing has been the policy of the Company's Board of Directors.

     It should be noted that the voting rights and other rights to be accorded to any unissued series of preferred stock of Javelin remain to be fixed by the Board. Accordingly, if the Board of Directors so authorizes, the holders of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions or might be given a disproportionately large number of votes. Such preferred stock could also be convertible into a large number of shares of Javelin Common Stock under certain circumstances or have other terms that might make acquisition of a controlling interest in Javelin more difficult or more costly, including the right to elect additional directors to the Board of Directors. Potentially, preferred stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Javelin. Also, preferred stock could be privately placed with purchasers who might side with the management of Javelin opposing a hostile tender offer or other attempt to obtain control.

APPRAISAL RIGHTS AND PROCEDURES

     Under Sections 92A.300 to 92A.500, inclusive, of the NGCL, any holder of our Common Stock who does not wish to become a stockholder of Javelin may seek to receive the appraised value (exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation) for, his shares of Company Common Stock, judicially determined, in cash, together with a fair rate of interest, if any, provided that the shareholder fully complies with the provisions of Sections 92A.300 to 92A.500, inclusive, of the NGCL. However, if holders of more than 2% of our outstanding shares of Common Stock exercise their appraisal rights, we have the right to terminate the Reincorporation.

     Ensuring the perfection of your appraisal rights can be complicated. The procedural rules are specific and must be followed precisely. Failure to comply with the procedure may cause a termination or waiver of your appraisal rights. The following information is intended as a brief summary of the material provisions of the statutory procedures you must follow in order to perfect your appraisal rights. Please review Sections 92A.300 to 92A.500, inclusive, of the NGCL for the complete procedure. We will not give you any notice other than as described in this Proxy Statement and as required by the NGCL. A copy of Sections 92A.300 to 92A.500, inclusive, of the NGCL is attached a Appendix C to this Proxy statement.

     If you elect to dissent, you must deliver to the Company in a written notice of dissent stating that you intend to demand payment for your shares if the Reincorporation is consummated. This notice must be delivered to the Company prior to the time that the vote is taken with respect to the Reincorporation Proposal.

     If you vote to approve the Reincorporation Proposal, you may not seek your right to appraisal.

     IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REINCORPORATION PROPOSAL.

                                   PROPOSAL 3

                RATIFICATION OF 2004 OMNIBUS STOCK INCENTIVE PLAN

     As a condition to our December 2004 Merger with IDDS, the Board of Directors adopted the 2004 Omnibus Stock Incentive Plan (the "2004 Incentive Plan") covering the grant of stock options, restricted stock and other employee awards for up to 5,000,000 shares of our Common Stock, subject to stockholder ratification of the adoption. Our 2004 Incentive Plan follows the IDDS Amended and Restated 2000 Omnibus Stock Incentive Plan (the "IDDS Plan"). IDDS had found its Incentive Plan beneficial in incentivizing and compensating its employees and in attracting persons to serve as its directors. We adopted this Plan to mirror the IDDS Plan because as the parent corporation after that Merger, we assumed all of the outstanding options of IDDS. If the Reincorporation Proposal is approved, Javelin will assume the 2004 Incentive Plan, and this shareholder ratification will also be deemed a ratification of the Javelin plan.

     The principal terms of the 2004 Incentive Plan are summarized below. The following summary is qualified in its entirety by reference to the full text, a copy of which is attached to this Proxy Statement as Appendix D. All capitalized terms not defined in the following summary shall have the meaning ascribed to such terms in the 2004 Incentive Plan. This summary also is applicable to the Javelin plan.

PURPOSES OF THE 2004 INCENTIVE PLAN

     The 2004 Incentive Plan is intended to provide qualifying employees, directors and consultants with equity ownership in the Company and its subsidiaries, thereby strengthening their commitment to our success, promoting the identity of interests between our shareholders and such employees, directors and consultants and stimulating their efforts on behalf of the Company, and to assist us in attracting and retaining talented personnel.

GRANTS

     The 2004 Incentive Plan provides for the grant of stock options, stock appreciation rights (SARs) and direct stock grants. These awards may be granted for up to 5,000,000 shares of Common Stock. Stock options are the right to purchase shares of our Common Stock at a specified price, which may not be less than fair market value at time of grant, over a fixed period, subject to earlier termination. SARs may be granted alone or in connection with another award, such as a stock option or grant of restricted stock, and provide for an appreciation distribution from us equal to the increase in the fair market value per share of Common Stock from the price specified on the grant date. If granted in connection with another award, exercise of the SAR will generally require the surrender of the related reward. This appreciation difference may be made in cash or in shares of Common Stock. Direct stock grants include the grant of performance shares which may be distributable to the holder based on the achievement of specified performance targets, and the grant of bonus stock would not require purchase by the award recipient. Any of the direct stock grants may be restricted stock, which is subject to forfeiture by the holder (or repurchase by us) upon the occurrence of specified events, such as the holder's cessation of service prior to a specified date.

     To date, all awards under the IDDS Plan and our 2004 Incentive Plan have been stock options. Our present intention is to grant only stock options under the 2004 Incentive Plan.

     As of the Record Date, we had granted options to purchase an aggregate of 3,437,758 shares of Common Stock at fair market value prices ranging from $1.50 to $5.40 per share, expiring between February 12, 2012 and July 18, 2015. Most of those options represented options that had been granted by IDDS prior to the reverse Merger that were assumed by us, adjusted as to the number of underlying shares and the exercise price for the merger ratio. For information regarding option grants to management, See "Proposal 1 - Election of Directors - Option Grants and Exercises", and "- Executive Compensation."

ADMINISTRATION

     The 2004 Incentive Plan is administered by the Compensation Committee. The Committee consists of at least two or more members of the Board, all of whom, may qualify as "outside directors" as defined for purposes of the regulations under Section 162(m) of the Internal Revenue Code of 1986 and as "non-employee directors" under Section (b)(3)(i) of Rule 16b-3, under the Exchange Act. Upon listing our Common Stock on any national securities exchange or the Nasdaq System, the members of the Committee must then also meet the requirements of any such exchange or Nasdaq System. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 under the Exchange Act and Section 162(m) of the Code as then in effect. Notwithstanding anything to the contrary in the Plan, the Committee may be comprised of the entire Board.

ELIGIBILITY

     The Committee may, in its discretion, grant Awards to any Eligible Person, whether or not he or she has previously received an Award, except in the case of
(a) incentive stock option ("ISO") ISO, which can only be granted to an Employee of the Company or any Subsidiary and (b) the non-employee directors Automatic Option Grant Program, which is self-executing. Participation in the Automatic Option Grant Program is limited to persons who become and continue as non-employee Directors, whether through appointment by the Board or election by the Company's shareholders.

OPTION PRICE AND TERMS

     Options granted under the 2004 Incentive Plan may be either ISOs or non-qualified stock options ("NQSO"). The option price of each share of Common Stock subject to an option will be fixed by the Committee but shall not be less than the fair market value of the Common Stock on the date of grant of the option, defined as the average bid and ask price on the date of grant. An option designated as an ISO is intended to qualify as such under Section 422 of the Code. Thus, the aggregate fair market value, determined at the time of grant, of the shares with respect to which ISO's are exercisable for the first time by an individual during any calendar year may not exceed $100,000. NQSOs are not subject to this requirement. Certain adjustments in the option price may be made for extraordinary dividend distributions. The Committee determines the option period, provided it is not longer than five years, in the case of ISOs granted to employees who hold 10% of the outstanding stock, 10 years in the case of ISOs generally, or 10 years, in the case of NQSOs, subject to earlier termination, the vesting period and the payment terms. In the event of termination of employment, the Optionee may exercise his or her options at any time within one year of the termination, but in no event later than the expiration date of the option; however, if the employee is terminated "for cause," the option expires immediately, and options to non-employee directors may continue after termination of their service. All options vest immediately upon a "change of control" of the Company. The Automatic Option Grant is currently for 50,000 shares upon becoming a non-employee director and for 25,000 shares each year thereafter, which amount may be increased by 10,000 shares for service on a Board committee, vesting over three years after the first year.

     Upon exercise of an option, payment for shares may be made in cash, or, if the option agreement so provides, or the Compensation Committee then permits, in shares of Common Stock calculated based upon their fair market value as of the date of their delivery or, a combination of stock and cash.

TRANSFERABILITY

     The 2004 Incentive Plan provides that options may be assigned or transferred by the Grantee to (i) one or more members of Grantee's Immediate Family; (ii) trusts for the benefit of the Grantee and/or Grantee's Immediate Family; (iii) entities wholly-owned by Grantee and/or Grantee's Immediate Family; (iv) charitable institutions; or (v) Grantee's estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of Grantee's death, by will or by the laws of descent and distribution. In addition, the Compensation Committee may waive the non-transferability provisions of the Plan (except with respect to ISOs) to the extent that such provisions are not required under any law, rule or regulation applicable to the Company.

MODIFICATION AND TERMINATION OF THE PLAN

     The Committee may from time to time, in its discretion, amend the 2004 Incentive Plan without the approval of shareholders, except (a) as such shareholder approval may be required under the listing requirements of any securities exchange or national market system on which our equity securities are listed and (b) that the Committee may not without the approval of the Company's shareholders amend the Plan to increase the total number of shares reserved for the purposes of the Plan.

     The 2004 Incentive Plan shall continue in effect until the earlier of December 2014, its termination by the Committee or the date on which all of the shares of Common Stock available for issuance thereunder have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing options granted under the Plan have lapsed.

ADJUSTMENTS

     In the event any change is made to the Common Stock issuable under the 2004 Incentive Plan by reason of any stock split, stock dividend, combination of shares or recapitalization, appropriate adjustment will be made to the share reserve of the Plan and to the number of shares and the exercise price of the Common Stock subject to outstanding options. In the event of a Change of Control (as defined in the Plan), the option agreements may provide that all unvested options may vest upon the Change of Control. In addition, in the event of a Corporate Transaction or Hostile Takeover (as defined in the Plan), all unvested may vest and, if applicable, such outstanding options may be assumed by any successor entity.

OTHER OPTIONS

     In addition to options granted under the 2004 Incentive Plan, as of the Record Date, we had outstanding non-Plan options for the purchase of an aggregate of 1,185,299 shares at exercise prices ranging from $0.01 to $3.87 per share, terminating through November 15, 2010. These options had been granted by IDDS prior to the Merger and we assumed them on the Merger.

FEDERAL INCOME TAX CONSEQUENCES

     A participant under the 2004 Incentive Plan does not realize income for federal income tax purposes as a result of (i) the grant of an ISO or (ii) the exercise of an ISO. We are not entitled to a federal income tax deduction upon the grant or exercise of an ISO. Long-term capital gains tax rates will apply to the gain (excess of the amount received for the shares over the amount paid for the shares) at the time that the participant disposes of the shares provided that certain holding requirements discussed below are met. The spread between the exercise price and the fair market value of the exercised shares at the time of the exercise of an ISO is included in alternative minimum taxable income subject to the alternative minimum tax for the taxable year in which such transfer occurs. If the shares are disposed of in the same taxable year and the amount realized is less than that fair market value at the time of exercise, the amount included in the alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

     The availability of the income tax treatment discussed in the foregoing paragraph is subject to two conditions. First, the participant must continue to be an employee of the Company or a parent or subsidiary of the Company at all times during the period beginning on the date that the ISO was granted and ending (with exceptions for disability and death) on the date three months before the option is exercised. Second, the participant does not dispose of the shares acquired pursuant to the exercise of the ISO (i) within two years from the date of grant nor (ii) within one year after the shares were issued pursuant to the exercise. If the shares are disposed of prior to the expiration of the required holding period, the participant realizes ordinary income in the year of disposition and the same amount is then deductible by us.

     A participant realizes no income as a result of the grant of a NQSO. However, a participant realizes ordinary income upon the exercise of the NQSO (or at the later date described below) equal to the excess of the fair market value of the shares at the time of exercise (or at such later date) over the option exercise price. We are not entitled to a federal income tax deduction upon the grant of the NQSO, but upon issuance of the shares to such participant upon its exercise (or at the later date described below) an amount corresponding to the participant's taxable income becomes deductible by us. The amount of income recognized at the time of exercise is added to the option price to determine the participant's basis in the shares, and any further appreciation upon ultimate sale of the shares is taxable as short- or long-term capital gains (with the holding period measured form the date of exercise).

     The foregoing is a summary of the effect of the United States Federal Income Taxation Laws. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE 2004 OMNIBUS STOCK INCENTIVE PLAN.

                              SHAREHOLDER PROPOSAL

     If you wish to have a proposal included in our proxy statement and form of proxy for next year's annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before January 30, 2006. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors, the Reincorporation Proposal and the Incentive Plan Proposal. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

August 1, 2005                           By Order of the Board of Directors

                                         Fred H. Mermelstein, Secretary

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                 OF INTRAC, INC.

PURPOSE:

     The purpose of the Audit Committee (the "Committee") established pursuant to this Charter is to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Intrac, Inc. and its subsidiaries (the "Company"), to approve policies relating to internal controls, to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made or to be made in internal accounting controls, to nominate independent auditors and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that may require Board attention.

     In addition, the Committee shall have the authority to undertake the specific duties and responsibilities listed below and the authority to undertake such other specific duties as the Board from time to time may prescribe.

     The Committee shall assist the Board in fulfilling the Board's responsibility to the Company and its stockholders relating to its oversight of management and its auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company, including the Company's compliance with legal and regulatory requirements, its registered public accounting firm's (the "independent auditor") qualifications and independence, the performance of the Company's internal audit function and independent auditors, and the preparation of the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

     It is not the role of the Committee to plan or conduct audits, to guarantee the accuracy or quality of the Company's financial statements or to determine that the financial statements are in accordance with generally accepted accounting principles and applicable laws and regulations. These are the responsibilities of management, the independent auditors and the internal auditors. It is the responsibility of the Committee to maintain regular and open communication among the directors, the independent auditors, the internal auditors, and the financial management of the Company.

MEMBERSHIP:

     The Committee shall consist of at least three (3) members of the Board, each of whom is independent of management and the Company. The Committee may select among themselves a chairperson to preside at the meetings, provided that the chairperson shall be rotated among its members every three (3) years. The Committee members shall be financially literate and, to the extent reasonably practicable, at least one member shall be a financial expert, as defined by the Commission. The members of the Committee shall be appointed by, and shall, serve at the discretion of, the Board.

RESPONSIBILITIES:

     The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report to the results of its activities to the Board. The Committee shall have the authority to undertake the following duties and responsibilities:

Generally:
---------

     1. Discussing with the Company's independent auditors their independence from management and the Company and the matters to be included in the written disclosures required by applicable oversight agencies and boards.

     2. Reviewing and consulting with the Company's independent auditors concerning the adequacy of the Company's system of internal controls, policies and procedures, and approving policies relating to internal controls and protection of assets.

     3. Reviewing and consulting with the Company's independent auditors concerning organizational structure and qualifications of the Company's internal audit function to the extent that the size and operations of the Company warrant this function.

     4.   Approving fee arrangements with the independent auditors.

     5. Prior to the annual independent audit, reviewing with the independent auditors and management the auditors' proposed audit scope and approach, the areas of audit emphasis and the staffing of the audit.

     6. At least annually, reviewing the Committee's Charter for any necessary revisions and referring all such revisions to the Board.

Financial Statement and Disclosure Matters:
------------------------------------------

     7. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors, the form and content of the Company's financial statements and disclosures and the required communications from the independent auditors under generally accepted auditing standards and any applicable Commission regulations.

     8. Reviewing the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB, including discussing the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors.

     9. Reviewing with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB, including their judgment about the quality not just acceptability of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     10. At least annually, affirming in the proxy statement the existence of the Audit Committee and compliance with the Charter.

     11. At least triennially, causing the Committee's Charter to be attached to the annual proxy statement.

     12. Reviewing with senior management and the independent auditors the Company's accounting and financial personnel resources.

Oversight of the Company's Relationship with the Independent Auditor:
--------------------------------------------------------------------

     13. Reviewing the performance of the independent auditors and ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for reviewing the audit as required by law.

     14. Reviewing and recommending to the Board the selection and retention of independent auditors and considering whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

     15. Review the disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     16. Obtaining and reviewing a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.

     17. Evaluating the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Committee shall review and approve such non-audit services to be performed by the independent auditors. The Committee may delegate such approval to one or more of its members. The Committee shall present its opinions of management and internal auditor to the Board.

     18. Reviewing and consulting with the Company's independent auditors concerning compliance with Commission requirements for disclosure of auditors' services and Committee members and activities.

     19. Providing a forum for the independent auditors to meet in closed session with the Committee.

     20. Receiving and reviewing the response of the management of the Company to any management letter or report from the independent auditors.

     21. Reviewing the extent of non-audit services to be performed by the independent auditors for the Company.

     22. Reviewing any dispute between management and the independent auditors and recommending action to the Board.

Compliance Oversight Responsibilities:
-------------------------------------

     23. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     24. Discussing with the Company's general counsel legal matters that may have a material impact on the Company's financial statements or compliance policies.

     25. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments, and approving such policies.

     26. Instituting, if necessary, special investigations and, if appropriate, hiring special counsel or experts to assist such investigations.

     27. Reviewing related party transactions for potential conflicts of interest and making recommendations to the Board with respect thereto.

     28. Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls and auditing, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     29.  Performing other oversight functions as requested by the full Board.

     In addition to the above responsibilities, the Committee shall undertake such other duties as the Board delegates to it, and shall report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

     The Committee shall meet as often as it determines, but not less frequently than quarterly. Each meeting may include an executive session that will allow the Committee to maintain free and open communications with the Company's independent auditors.

     The Committee shall meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee.

     The Committee is authorized, by majority vote at an in-person meeting or by unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings, (meeting physically or by telephonic or other electronic means) and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof, and that unless and until any such procedures are formally adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the

Committee shall be the same as those provided in the By-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board.

REPORTS:

     The Committee may present its summaries of recommendations to the Board in written or oral form. The Committee recommendations shall be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

MINUTES:

     The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

OTHER:

     The Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Committee:

     1. at the Company's expense and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

     2. to request, and to rely upon, advice, orally or in writing, from the Chief Executive Officer and the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors' engagement by the Company, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Committee.

     The officers of the Company are requested to cooperate with the Committee and to render assistance to it as it shall request in carrying out its functions.

                                                                      APPENDIX B

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT, dated as of July 27, 2005 (this "Agreement"), between INTRAC, INC., a Nevada corporation ("Intrac"), and JAVELIN PHARMACEUTICALS, INC., a Delaware corporation ("Delaware Newco"), a wholly-owned subsidiary of Intrac. Intrac and Delaware Newco are sometimes referred to herein collectively as the "Constituent Corporations."

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Delaware Newco was incorporated in the State of Delaware on July 25, 2005 as a wholly-owned subsidiary of Intrac; and

     WHEREAS, the Board of Directors of Intrac believes that it is in the best interest of Intrac to reincorporate in the State of Delaware by merging with and into Delaware Newco pursuant to this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements and undertakings herein given and other good and valuable consideration, the parties hereto agree, in accordance with the applicable provisions of the statutes of Nevada and Delaware, respectively, which permit such merger, Intrac shall be, and hereby is, merged with and into Delaware Newco, at the Effective Time (as herein defined), and that the terms and conditions of the merger hereby agreed to (the "Merger") shall be as hereinafter set forth:

                                   ARTICLE ONE
                            Principal Terms of Merger

     Section 1.01. Merger. At the Effective Time (as herein defined), Intrac shall merge with and into Delaware Newco provided that this Agreement has not been terminated pursuant to Section 4.02 herein.

     Section 1.02. Effective Time of Merger. The Merger shall become effective as of the completion of all filing requirements specified in Sections 4.03 and
4.04 of this Agreement, and such date and time is hereinafter referred to as the "Effective Time."

                                   ARTICLE TWO
               Certificate of Incorporation, By-Laws and Directors

     Section 2.01. Certificate of Incorporation. The Certificate of Incorporation of Delaware Newco in effect at the Effective Time of the Merger shall be the Certificate of Incorporation of Delaware Newco, to remain unchanged until amended as provided by law.

     Section 2.02. By-Laws. The By-Laws of Delaware Newco in effect at the Effective Time of the Merger shall be the By-Laws of Delaware Newco, to remain unchanged until amended as provided by law.

     Section 2.03. Directors. Intrac shall elect as directors of Delaware Newco those individuals who are the current directors of Intrac, and such persons shall serve as directors of Delaware Newco for the staggered terms as specified upon their initial election.

                                  ARTICLE THREE
                       Exchange and Cancellation of Shares

     Section 3.01 Exchange and Issuance. At the Effective Time of the Merger, all issued and outstanding shares of Intrac common stock, $.001 par value (the "Old Common Stock"), prior to the Effective Time of the Merger, shall be exchanged for Delaware Newco shares on a one for one basis and the corporate existence of Intrac shall cease. Shares of Delaware Newco's common stock, par value $.001 per share (the "New Common Stock"), shall be issued to the shareholders of Intrac as a result of the Merger as herein provided.

     Section 3.02. The Surviving Corporation Stock. Each share of Old Stock which is outstanding prior to the Effective Time of the Merger shall be converted into one (1) issued and outstanding share of New Stock and, from and after the Effective Time of the Merger, the holders of all of said issued and outstanding shares of Old Common Stock shall automatically be and become holders of shares of New Common Stock upon the basis above specified, whether or not certificates representing said shares are then issued and delivered.

     Section 3.03. Cancellation of Old Stock. After the Effective Time of the Merger, each holder of record of any outstanding certificate or certificates theretofore representing shares of Old Common Stock, may surrender the same to the Company's transfer agent for same, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing the number of shares of New Common Stock calculated on the basis described in Section 3.02. Until so surrendered, each outstanding certificate which, prior to the Effective Time of the Merger, represented one or more shares of Old Common Stock shall be deemed for all corporate purposes to evidence ownership of a number of shares of New Common Stock, calculated on the basis described in Section 3.02. Upon the surrender of a certificate or certificates representing shares of Old Common Stock, a proper officer of Delaware Newco shall cancel said certificate or certificates.

                                  ARTICLE FOUR
                            Adoption and Termination

     Section 4.01. Submission to Vote of Shareholders. This Agreement shall be submitted to the shareholders of Intrac and Delaware Newco, respectively, as provided by applicable law, and shall take effect, and be deemed to be the Agreement and Plan of Merger of the Constituent Corporations, upon the approval or adoption thereof by said shareholders of Intrac and Delaware Newco, respectively, in accordance with the requirements of the laws of the States of Nevada and Delaware, respectively.

     Section 4.02. Termination of Agreement. Anything herein or elsewhere to the contrary notwithstanding, the Board of Directors of Intrac may terminate this Agreement and the Merger may be abandoned by an appropriate resolution at any time prior to the Effective Time of the Merger should the holders of more than 2% of the outstanding shares of Old Common Stock seek their statutory appraisal rights under the Nevada General Corporation Law or should such Board of Directors otherwise believe that the Merger is not in the best interests of Intrac.

     Section 4.03. Filing of Certificate of Merger in the State of Nevada. As soon as practicable after the requisite shareholder approval referenced in
Section 4.01 herein, the Certificate of Merger to effectuate the terms of this Agreement shall be executed and signed on behalf of each of the Constituent Corporations and thereafter delivered to the Department of State of the State of

Nevada for filing and recording in accordance with applicable law, unless this Agreement has been terminated pursuant to Section 4.02 herein.

     Section 4.04. Filing of Certificates of Merger in the State of Delaware. As soon as practicable after the requisite shareholder approval referenced in
Section 4.01 herein, a Certificate of Merger to effectuate the terms of this Agreement shall be executed by each of the Constituent Corporations and thereafter delivered to the Secretary of State of the State of Delaware for filing and recording in accordance with applicable law, unless this Agreement has been terminated pursuant to Section 4.02 herein.

                                  ARTICLE FIVE
                                Effect of Merger

     Section 5.01. Effect of Merger. At the Effective Time of the Merger, the Constituent Corporations shall be a single corporation, which shall be Delaware Newco, and the separate existence of Intrac shall cease except to the extent provided by the laws of the States of Nevada and Delaware. Delaware Newco shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of both a public and private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choices in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations, shall be taken and deemed to be vested in Delaware Newco without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. Delaware Newco shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Corporations and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the Merger. Delaware Newco shall assume any stock option or similar employee benefits plan of Intrac, and all warrants and other contractual rights of Intrac for the issuance of shares of the Old Common Stock, and such issuances or reserves for issuances shall be of shares of New Common Stock and on an as-exchanged basis as set forth in Section 3.01 hereof.

                                   ARTICLE SIX
                            Post Merger Undertakings

     Section 6.01 Service of Process. Delaware Newco hereby agrees that it may be served with process within the State of Delaware in any proceeding for the enforcement of any obligation of Intrac and in any proceeding for the enforcement of the rights of any dissenting shareholder of Intrac.

     Section 6.02 Authorization of Service of Process. Delaware Newco hereby authorizes service of process on it pursuant to Section 6.01 herein by registered or certified mail return receipt requested to its principal office as set forth in the Certificate of Merger to be filed pursuant to Section 4.04 herein or as changed by notice to the Secretary of State of the State of Delaware.

                                  ARTICLE SEVEN
                                  Miscellaneous

     Section 7.01 Further Actions. Each of the Constituent Corporations shall take or cause to be taken all action, or do, or cause to be done, all things necessary, proper or advisable under the laws of the States of Nevada and

Delaware to consummate and make effective the Merger following approval of the Merger by the shareholders of Intrac in accordance with the laws of said States.

     Section 7.02. Amendments. At any time prior to the Effective Time of the Merger (notwithstanding any shareholder approval), if authorized by their respective Board of Directors, the parties hereto may, by written agreement, amend or supplement any of the provisions of this Agreement. Any written instrument or agreement referred to in this section shall be validly and sufficiently authorized for the purposes of this Agreement if signed on behalf of each of the Constituent Corporations by a person authorized to sign this Agreement.

     Section 7.03. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Constituent Corporations, pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Directors have caused this Agreement and Plan of Merger to be executed by an authorized officer of each party hereto on the date above first written.


                                         JAVELIN PHARMACEUTICALS, INC.
                                         (a Delaware corporation)

                                         By: -----------------------------
                                              Name:  Fred H. Mermelstein
                                              Title: President


                                         INTRAC, INC.
                                         (a Nevada corporation)

                                         By: -----------------------------
                                              Name:  Fred H. Mermelstein
                                              Title: President

                                                                      APPENDIX C

                            NEVADA APPRAISAL STATUTES

     NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.


     NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.


     NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.


     NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.


     NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.


     NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.


     NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.


     NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.


     NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

     NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.


     NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.


     NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.


     NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

     1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

     (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

     (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.


     NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

     (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

     (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.


     NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.


     NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

     (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

     (b) Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

     NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

     (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

     (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

     (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

     (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

     (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.


     NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

     1. A stockholder to whom a dissenter's notice is sent must:

     (a) Demand payment;

     (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

     (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

     NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

     NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

     (a) Of the county where the corporation's registered office is located; or

     (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2. The payment must be accompanied by:

     (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

     (b) A statement of the subject corporation's estimate of the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

     (e) A copy of NRS 92A.300 to 92A.500, inclusive.


     NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.


     NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.


     NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

     (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

     (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.


     NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

     (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                                                      APPENDIX D

                        2004 OMNIBUS STOCK INCENTIVE PLAN

                                  INTRAC, INC.
                        2004 OMNIBUS STOCK INCENTIVE PLAN
                        ---------------------------------

     This 2004 Omnibus Stock Incentive Plan (the "Plan") is established by Intrac, Inc., a Nevada corporation (the "Company"), effective as of December 6, 2004 (the "Effective Date"), and may be amended from time to time.

     1. Purpose. The Plan is intended to provide qualifying Employees, Directors and Consultants with equity ownership in the Company and its Subsidiaries, thereby strengthening their commitment to the success of the Company, promoting the identity of interests between the Company's shareholders and such Employees, Directors and Consultants and stimulating their efforts on behalf of the Company, and to assist the Company in attracting and retaining talented personnel.

     2. Scope of the Plan. Subject to adjustment as set forth in accordance with Section 22, the total number of Shares which may be issued pursuant to Awards under the Plan is 5,000,000, and to the extent consistent with Section 424 of the Code, not more than 3,000,000 Shares may be issued under ISOs. In accordance with the requirements of Section 162(m) of the Code, the number of Shares for which Awards may be granted to any individual Grantee in any calendar year shall not exceed 1,000,000. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or for other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any outstanding ISOs under the Plan for any reason expire or are terminated, the Shares allocable to the unexercised portion of all of such ISOs may again be subject to the ISOs under the Plan. Shares awarded under the Plan may be treasury shares or newly-issued shares.

     3.   Administration.

          (a) Committee. Except with respect to Section 7 below (Automatic Option Grants), the Plan shall be administered by a Committee which shall consist of at least two or more members of the Board, all of whom, may qualify as "outside directors" as defined for purposes of the regulations under Section 162(m) of the Code and as "non-Employee directors" under Section (b)(3)(i) of Rule 16b-3. Upon listing the Shares on any national securities exchange or the Nasdaq system, the members of the Committee must then also meet the requirements of any such exchange or Nasdaq system. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and
Section 162(m) of the Code as then in effect. Notwithstanding anything to the contrary in this Plan, the Committee may be comprised of the entire Board. The Automatic Option Grant Program described in Section 7 below shall be self-executing in accordance with its terms, and the Committee shall not exercise any discretionary authority with respect to any grants made under that program.

          (b) Authority. Subject to the express provisions of the Plan, the Committee has full and final authority and discretion as follows:

               (i) to determine when and to whom Awards should be granted and the terms, conditions and restrictions applicable to each Award, including, without limitation, (A) the exercise price of the Award, (B) the method of payment for Shares purchased upon the exercise of the Award, (C) the method of satisfaction of any tax withholding obligation arising in connection with the

Award, (D) the timing, terms and conditions of the exercisability of the Award or the vesting of any Shares acquired upon the exercise thereof, (E) the time of the expiration of the vesting of any Shares acquired upon the exercise thereof,
(F) the effect of the Grantee's termination of employment or service with the Company on any of the foregoing, (G) all other terms, conditions and restrictions applicable to the Award or such Shares not inconsistent with the terms of the Plan, (H) the benefit payable under any SAR or Performance Share, and (I) whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

              (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of any Award) shall be forfeited and whether such Shares shall be held in escrow;

             (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

              (iv) to make, amend and rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of the Plan, including, without limitation, rules with respect to the exercisability and forfeitability of Awards upon the termination of employment or service of a Grantee;

               (v) to determine the terms, conditions and restrictions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

              (vi) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

             (vii) to accelerate the exercisability of, and to accelerate or waive any or all of the terms, conditions and restrictions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

            (viii) subject to Section 6(c), to extend the time during which any Award or group of Awards may be exercised;

              (ix) to have the Award either comply with Section 409A of the Code or not result in the deferral of compensation within the meaning of said
Section 409A;

               (x) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan;

              (xi) to impose such additional terms, conditions and restrictions upon the grant, exercise or retention of Awards as the Committee may, before or concurrent with the grant thereof, deem appropriate; and

             (xii) to take any other action with respect to any matters relating to the Plan for which it is responsible.

The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final.

     4. Indemnification and Reimbursement. Service as a member of the Committee or any other duly appointed committee shall constitute service as a Board member, and such members shall accordingly be entitled to full indemnification and reimbursement as Board members for their service as members of the Committee or any other duly appointed committee. Neither the Committee nor any duly appointed committee member shall be liable for any act or omission made in good faith with respect to the Plan or any Award granted under the Plan.

     5. Eligibility. The Committee may, in its discretion, grant Awards to any Eligible Person, whether or not he or she has previously received an Award, except in the case of (a) an ISO, which can only be granted to an Employee of the Company or any Subsidiary and (b) the Automatic Option Grant Program described in Section 7 below, which shall be self-executing. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Directors, whether through appointment by the Board or election by the Company's stockholders, and (ii) those individuals who continue to serve as non-employee Directors. A non-employee Director who has previously been employed by the Company (or any parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Director, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Director.

     6.   Conditions to Grants.

          (a) General Conditions. Awards shall be evidenced by written Award Agreements specifying the number of Shares covered thereby, in such form as the Committee shall from time to time establish. To the extent consistent with
Section 3(b), Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

               (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee;

              (ii) In the case of an Award of options, the Option Term shall under no circumstances extend more than ten (10) years after the Grant Date and shall be subject to earlier termination as herein provided and as provided in the applicable Award Agreement; and

             (iii) Any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award.

          (b) Grant of Options. No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. Subject to Section 6(c), the Option Price of an option may be not less than the Fair Market Value of a Share on the Grant Date. An option shall be exercisable for unrestricted Shares, unless the Award Agreement provides that it is exercisable for Restricted Shares.

          (c) Grant of ISOs. At the time of the grant of any option, the Committee may, in its discretion, designate that such option shall be made subject to additional restrictions to permit the option to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an ISO:

               (i) shall have an Option Price that is not less than the Fair Market Value of a Share on the Grant Date and, if granted to a Ten Percent Owner, have an Option Price that is not less than 110% of the Fair Market Value of a Share on the Grant Date;

              (ii) shall be for a period of not more than ten (10) years and, if granted to a Ten Percent Owner, not more than five (5) years, from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

             (iii) shall meet the limitations of this subparagraph 6(c)(iii). If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Grantee in any calendar year exceeds the limit determined in accordance with the provisions of Section 422 of the Code (the "Limit") taking into account Shares subject to all ISOs granted by the Company which are held by the Grantee, the excess will be treated as nonqualified options. To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to options shall be determined as of the Grant Dates of the options. In reducing the number of options treated as ISOs to meet the Limit, the most recently granted options will be reduced first. If a reduction of simultaneously granted options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO;

              (iv)  shall be granted within ten (10) years from the Effective
Date;

               (v) shall require the Grantee to notify the Committee of any disposition of any Shares issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions, a "Disqualifying Disposition"), within ten (10) business days after such Disqualifying Disposition; and

              (vi) unless otherwise permitted by the Code, shall by its terms not be assignable or transferable other than by will or by the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee, except that the Grantee may, in accordance with Section 7, designate in writing a beneficiary to exercise his or her ISOs after the Grantee's death.

          (d)  Grant of SARs.

               (i) When granted, SARs may, but need not, be identified with a specific option, specific Restricted Shares or specific Performance Shares of the Grantee (including any option, Restricted Shares or Performance Shares granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an option, with Restricted Shares or with Performance Shares, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated SARs shall terminate upon (A) the expiration, termination, forfeiture, or cancellation of such option, Restricted Shares or Performance Shares, (B) the exercise of such option or Performance Shares or (C) the date such Restricted Shares become nonforfeitable.

              (ii) The Strike Price of any SAR shall equal, for any SAR that is identified with an option, the Option Price of such option, or for any other SAR, one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such SAR, except that the Committee may (A) specify a higher Strike Price in the Award Agreement or (B) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on such Grant Date as the Committee shall specify.

          (e)  Grant of Performance Shares.

               (i)  Before the grant of Performance Shares, the Committee shall:

                    (A) determine objective performance goals, which may, but need not, consist of any one or more of the following goals deemed appropriate by the Committee: certain scientific milestones, earnings (either in the aggregate or on a per share basis), operating income, cash flow, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, indices related to EVA (economic value added), per share rate of return on the Common Stock (including dividends), market share (in one or more markets), customer retention rates, market penetration rates, revenues, reductions in expense levels and the attainment by the Common Stock of a specified market value for a specified period of time, in each case where applicable to be determined either on a company-wide basis or in respect of any one or more business units, and the amount of compensation under the goals applicable to such grant;

                    (B) designate a period for the measurement of the extent to which performance goals are attained, which may begin prior to the Grant Date (the "Performance Period"); and

                    (C) assign a performance percentage to each level of attainment of performance goals during the Performance Period, with the percentage applicable to minimum attainment being zero percent and the percentage applicable to maximum attainment to be determined by the Committee from time to time (the "Performance Percentage").

              (ii) If a Grantee is promoted, demoted, or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines any one or more of the performance goals, Performance Period, or Performance Percentage are no longer appropriate, the Committee may make any changes thereto as it deems appropriate in order to make them appropriate.

             (iii) When granted, Performance Shares may, but need not, be identified with Shares subject to a specific option, specific Restricted Shares, or specific SARs of the Grantee granted under the Plan in a number equal to or different from the number of the Performance Shares so granted. If Performance Shares are so identified, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated Performance Shares shall terminate upon (A) the expiration, termination, forfeiture, or cancellation of the option, Restricted Shares, or SARs with which the Performance Shares are identified, (B) the exercise of such option or SARs or (C) the date Restricted Shares become nonforfeitable.

          (f)  Grant of Restricted Shares.

               (i) The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence. Except with respect to Restricted Shares that are treasury shares, for which no payment need be required, the Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than ten (10) business days after the Grant Date.

              (ii) The Committee may, but need not, provide that all or any portion of a Grantee's Restricted Shares, or Restricted Shares acquired upon exercise of an option, shall be forfeited:

                    (A) except as otherwise specified in the Plan or the Award Agreement, upon the termination of Grantee's employment with, or Service to, the Company within a specified time period after the Grant Date;

                    (B) if the Company or the Grantee does not achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment or service; or

                    (C) upon failure to satisfy such other conditions, or Grantee's breach of specific conditions, as the Committee may specify in the Award Agreement.

             (iii) If Restricted Shares are forfeited and the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (A) the amount paid by the Grantee for such Restricted Shares and (B) the Fair Market Value of the Restricted Shares on the date of forfeiture, which shall be paid to the Grantee in cash as soon as administratively practicable. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

              (iv) The Committee may provide that the certificates for any Restricted Shares (A) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (B) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

          (g) Grant of Stock Bonuses. The Committee may grant Bonus Shares to any Eligible Person.

     7.   Automatic Option Grant Program.

          (a)  Option Terms.

               (i) Grant Dates. Option grants shall be made on the dates specified below:

                    (A) Each individual who is first elected or appointed as a non-employee Director shall automatically be granted, on the date of such initial election or appointment, a non-statutory option to purchase 50,000 Shares, provided that individual has not been in the employment of the Company or any parent or Subsidiary within two (2) years prior to becoming a non-employee Director.

                    (B) On or after the first anniversary of an individual first being elected or appointed as a non-employee Director, and each year thereafter that he or she remains a non-employee Director, he or she shall automatically be granted a non-statutory option to purchase 25,000 Shares, plus an additional 5,000 shares of he or she is then serving on a committee of the Board, except for the chairman of the Company who shall automatically be granted a non-statutory option to purchase 35,000 Shares. There shall be no limit on the number of such share option grants, as applicable, any one non-employee Director may receive over his or her period of Board service. Non-employee Directors who have previously been in the employment of the Company (or any parent or Subsidiary) or who have otherwise received one or more stock option grants from the Company prior to the date on which such Employee first became a non-employee

Director shall be eligible to receive one or more such annual option grants over their period of continued Board service as provided herein.

              (ii)  Exercise Price.

                    (A) The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per Share on the option grant date.

                    (B)  The exercise price shall be payable as set forth in
Section 9 below.

             (iii) Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

              (iv) Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Company, at the LOWER of (i) the exercise price paid per share or (ii) the Fair Market Value per Share at the time of repurchase, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial [12,500] or [25,000] share grant, as applicable, shall vest, and the Company's repurchase right shall lapse, in a series of three (3) successive equal annual installments upon the optionee's completion of each year of service as a Director over the three (3) year period measured from the option grant date. The shares subject to each annual [12,500] or [25,000] share option grant, as applicable, shall vest in one installment upon the optionee's completion of the one (1)-year period of service measured from the grant date.

               (v)  Limited Transferability of Options. Each option under this
Section 7 may be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's family or to a trust established exclusively for one or more such family members or to optionee's former spouse, to the extent such assignment is in connection with the optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. The optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Section 7, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the optionee's death.

              (vi) Termination of Board Service. The following provisions shall govern the exercise of any options held by the optionee at the time the optionee ceases to serve as a Director:

                    (A) The optionee (or, in the event of optionee's death, the personal representative of the optionee's estate or the person or persons to whom the option is transferred pursuant to the optionee's will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                    (B) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested Shares for which the option is exercisable at the time of the optionee's cessation of Board service.

                    (C) Should the optionee cease to serve as a Director by reason of death or Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested Shares.

                    (D) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of Board service for any reason other than death or Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

          (b)  Corporate Transaction.

               (i) In the event of a Corporation Transaction (as described in Section 13 below) while the optionee remains a Director, the Shares at the time subject to each outstanding option held by such optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the option shares as fully vested Shares and may be exercised for any or all of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Corporate Transaction.

              (ii) In the event of a Corporate Transaction, all outstanding repurchase rights under this under this Automatic Option Grant Program shall automatically terminate, and the Shares subject to those terminated rights shall immediately vest in full.

             (iii) Upon the occurrence of a Hostile Tender-Offer while the optionee remains a Director, such optionee shall have a thirty (30)-day period in which to surrender to the Company each of his or her outstanding options under this Automatic Option Grant Program. The optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Tender-Offer Price of the Shares at the time subject to each surrendered option (whether or not the optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Company. No approval or consent of the Board or any Committee shall be required at the time of the actual option surrender and cash distribution.

              (iv) Each option which is assumed in connection with a Corporate Transaction or otherwise continued in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Company's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

               (v) The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          (c) Remaining Terms. The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for other option grants made under the Plan.

     8. Transferability. Notwithstanding any contrary provision in the Plan, all Awards granted hereunder, other than ISOs, may be assigned or transferred by Grantee to (i) one or more members of Grantee's Immediate Family; (ii) trusts for the benefit of the Grantee and/or Grantee's Immediate Family; (iii) entities wholly-owned by Grantee and/or Grantee's Immediate Family; (iv) charitable institutions; or (v) Grantee's estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of Grantee's death, by will or by the laws of descent and distribution. Subject to Section 6(c) in respect of ISOs, a Grantee may, if permitted by the Committee, in its discretion, (a) designate in writing a beneficiary to exercise an Award after his or her death (if that designation has been received by the Company prior to the Grantee's death) and (b) transfer the Award to one or more members of the Grantee's Immediate Family or any other individuals or entities.

     9.   Exercise.

          (a)  Exercise of Options.

               (i) Subject to Section 6 and except as otherwise provided in the applicable Award Agreement, each option shall become exercisable at such time or times as may be specified by the Committee from time to time.

              (ii) An option shall be exercised by the delivery to the Company during the Option Term of (A) a written notice of intent to purchase a specific number of Shares subject to the option in accordance with the terms of the option by the person entitled to exercise the option and (B) payment in full of the Option Price of such specific number of Shares in accordance with Section 8(a)(iii).

             (iii) To the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, payment of the Option Price may be made by any one or more of the following means:

                    (A)  cash, check, or wire transfer;

                    (B) with the approval of the Committee, Mature Shares, valued at their Fair Market Value on the date of exercise;

                    (C) with the approval of the Committee, Restricted Shares held by the Grantee for at least six (6) months prior to the exercise of the option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

                    (D) in accordance with procedures previously approved by the Company, through the sale of the Shares acquired on exercise of the option through a bank or broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the

Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares are used to pay the Option Price ("Tendered Restricted Shares"), (A) all the Shares acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option or (B) a number of Shares acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

          (b)  Exercise of SARs.

               (i) Subject to Section 6(d), and except as otherwise provided in the applicable Award Agreement, (A) each SAR not identified with any other Award shall become exercisable with respect to twenty-five percent (25%) of the Shares subject thereto on each of the first four (4) year anniversaries of the Grant Date of such SAR and (B) each SAR which is identified with any other Award shall become exercisable as and to the extent that the Award with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

              (ii) SARs shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement, the exercise of SARs which are identified with Shares subject to an option or Restricted Shares shall result in the cancellation or forfeiture of such option or Restricted Shares, as the case may be, to the extent of such exercise.

             (iii) The benefit for each SAR exercised shall be equal to (A) the Fair Market Value of a Share on the date of such exercise minus (B) the Strike Price specified in such SAR. Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Shares.

          (c) Payment of Performance Shares. Unless otherwise provided in the Award Agreement with respect to an Award of Performance Shares, if the minimum performance goals applicable to such Performance Shares have been achieved during the applicable Performance Period, then the Company shall pay to the Grantee of such Award that number of Shares equal to the product of:

               (i) the sum of (A) number of Performance Shares specified in the applicable Award Agreement and (B) the number of Shares that would have been issuable if such Performance Shares had been Shares outstanding throughout the Performance Period and the stock dividends, cash dividends (except as otherwise provided in the Award Agreement) and other property paid in respect of such Shares had been reinvested in additional Shares as of each dividend payment date,

              (ii) the Performance Percentage achieved during such Performance Period.

The Committee may, in its discretion, determine that cash be paid in lieu of some or all of such Shares. The amount of cash payable in lieu of a Share shall be determined by valuing such Share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this
Section 8 shall be made as soon as administratively practicable after the end of the applicable Performance Period. Any Performance Shares with respect to which the performance goals shall not have been achieved by the end of the applicable Performance Period shall expire.

     10. Notification under Section 83(b). If the Grantee, in connection with the exercise of any option or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company, in writing, of such election within ten (10) days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described in this Section 9.

     11.  Mandatory Tax Withholding.

          (a) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Company's discretion, Mature Shares or any other form of consideration, sufficient to satisfy all federal, state and local tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan or (iii) any combination of the foregoing.

          (b) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding, except that in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

          (c) Any surrender by a Section 16 Grantee of previously owned shares of Common Stock to satisfy tax withholding arising upon exercise of the Award must comply with the applicable provisions of Rule 16b-3(e).

     12. Elective Share Withholding. A Grantee may, with the prior consent of the Committee, elect the withholding by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Shares becoming nonforfeitable (each, a "Taxable Event") having a Fair Market Value equal to the minimum amount necessary to satisfy the Required Withholding liability attributable to the Taxable Event.

     13. Corporate Transactions. In the event the Board or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, all options will terminate immediately prior to the consummation of such liquidation or dissolution; provided, however, that options granted pursuant to the Automatic Option Grant Program described in Section 7 above shall be governed by the terms set forth in Section 7. The Committee may, in its sole discretion, declare that any option shall terminate as of a date fixed by the Committee and give each Grantee the right to exercise such Grantee's option as to all or any part of the Shares subject thereto, including Shares as to which the option would not otherwise be exercisable. In the event that the Board or the stockholders of the Company approve an agreement for the sale of all or substantially all of the Company's assets or a merger, consolidation or similar transaction in which the Company will not be the surviving entity or will survive as a wholly-owned subsidiary of another entity (each, a "Corporate Transaction"), the option shall be assumed or an equivalent option shall be substituted by such successor entity or a parent or subsidiary of such successor entity, unless the Board determines, in its sole discretion and in lieu of such assumption or substitution, to take one of the following two options: (i) fifteen (15) days prior to the scheduled consummation of such Corporate Transaction, all options shall become immediately vested and exercisable and shall remain exercisable for a period of fifteen days, or (ii) cancel any outstanding options and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board in its sole, good faith discretion) equal to the product of the number of shares subject to the option multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of shares pursuant to such Corporate Transaction exceeds (B) the Option Price applicable to such shares. With respect to the Company's establishment of an exercise window, (i) any exercise of an option during such fifteen-day period shall be conditioned upon the consummation of the contemplated Corporate Transaction and shall be effective only immediately before the consummation of such Corporate transaction and (ii) upon consummation of such Corporate Transaction, the Plan and all outstanding but unexercised options shall terminate. The Board shall send written notice of the Corporate Transaction that will result in such a termination to all individuals who hold options not later than the time at which the Company gives notice thereof to its shareholders.

     14.  Termination of Employment or Service.

          (a) For Cause. If a Grantee's employment or service is terminated for Cause, (i) the Grantee's Restricted Shares and SARs that are then forfeitable shall thereupon be forfeited, subject to the provisions of Section 6(f)(iii) regarding repayment of certain amounts to the Grantee; and (ii) any unexercised option or Performance Share shall terminate effective immediately upon such termination of employment or service.

          (b) On Account of Death. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment or service terminates on account of death, then:

               (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

              (ii) any unexercised option or SAR, to the extent exercisable on the date of such termination of employment or service, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the Option Term) by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee; and, to the extent that any such option of SAR was not exercisable on the date of such termination of employment or service, it will immediately terminate; and

             (iii) any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment or service on account of the death of the Grantee, by (A) his or her personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment on account of death shall be equal to the product of Fair Market Value of such Performance Shares multiplied successively by each of the following:

                    (A) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that has elapsed since the beginning of such Performance Period until the date of such termination of employment or service and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                    (B) a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment or service would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for the Performance Share.

          (c) On Account of Disability. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment or service terminates on account of Disability, then:

               (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

              (ii) any unexercised option or SAR, to the extent exercisable on the date of such termination of employment, may be exercised in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the Option Term) by the Grantee, or by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary or (C) a Permitted Transferee; and, to the extent that any such option of SAR was not exercisable on the date of such termination of employment, it will immediately terminate; and

             (iii) any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment or service on account of Disability by the Grantee, or by (A) his personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment on account of Disability shall be equal to the product of the Fair Market Value of the Performance Shares as of the date of exercise multiplied successively by each of the following:

                    (A) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment or service and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                    (B) a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for the Performance Share.

          (d) Upon a Change of Control. The degree, if any, to which any Awards shall vest upon a Change of Control or a termination of employment or service in connection with a Change of Control shall be specified by the Committee in the applicable Award Agreement.

          (e) Any Other Reason. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment or service terminates for any reason other than for Cause, death, Disability or pursuant to a Change of Control, then:

               (i) the Grantee's Restricted Shares (and any SARs identified therewith), to the extent forfeitable on the date of the Grantee's termination of employment or service, shall be forfeited on such date;

              (ii) any unexercised option or SAR (other than a SAR identified with a Restricted Share or Performance Share), to the extent exercisable immediately before the Grantee's termination of employment or service, may be exercised in whole or in part, not later than three (3) months after such termination of employment or service (but only during the Option Term); and, to the extent that any such option of SAR was not exercisable on the date of such termination of employment or service, it will immediately terminate; and

             (iii) the Grantee's Performance Shares (and any SARs identified therewith) shall become nonforfeitable and may be exercised in whole or in part, but only if and to the extent determined by the Committee.

          (f) Repurchase Rights. If a Grantee's employment or service with the Company is terminated for Cause or if Grantee breaches any post-termination covenants set forth in any written agreement between Grantee and the Company, the Company may, in its discretion, for a period of one year after the termination for Cause, or the actual discovery by the Company of the breach, as applicable, and upon 10 days notice to the Grantee, repurchase all or any portion of any Common Stock acquired by the Grantee upon the Grantee's exercise of an Award. The purchase price for any Common Stock repurchased by the Company pursuant to this Section 14(f) shall be the lesser of the price paid to acquire such Common Stock and the Fair Market Value thereof on the date of such purchase by the Company.

     15. Plans of Foreign Subsidiaries. The Committee may authorize any foreign Subsidiary to adopt a plan for granting Awards ("Foreign Plan"). All Awards granted under such Foreign Plan shall be treated as grants under the Plan. Such Foreign Plans shall have such provisions as the Committee permits not inconsistent with the provisions of the Plan. Awards granted under a Foreign Plan shall be governed by the terms of the Plan, except to the extent that the provisions of the Foreign Plan are more restrictive than the provisions of the Plan, in which case the Foreign Plan shall control.

     16. Substituted Awards. If the Committee cancels any Award (whether granted under this Plan or any plan of any entity acquired by the Company or a Subsidiary), the Committee may, in its discretion, substitute a new Award therefor upon such terms and conditions consistent with the Plan as the Committee may determine, except that (a) the Option Price of any new option, and the Strike Price of any new SAR, shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an incentive stock option granted to a Ten Percent Owner) of the Fair Market Value of a Share on the date of the grant of the new Award; and (b) the Grant Date of the new Award shall be the date on which such new Award is granted.

     17.  Securities Law Matters.

          (a) Compliance. If the Committee deems it necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares. If, based upon the advice of counsel to the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities or blue-sky laws or regulations or
(ii) the listing requirements of any national exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

          (b) Section 16. Grants of options to Section 16 Grantees shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder for such grants to qualify for exemption from liability under Section 16(b) of the 1934 Act.

     18. No Employment Rights. Neither the establishment of the Plan nor the grant of any Award shall (a) give any Grantee the right to remain employed or otherwise engaged, hired or retained by the Company or any Subsidiary, or entitle any Grantee to any benefits not specifically provided by the Plan or (b) modify the right of the Company or any Subsidiary to modify, amend, or terminate any employee benefit plan.

     19. No Rights as a Shareholder. A Grantee shall not have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or in the applicable Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends or deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

     20. Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death, or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and
(ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

     21. Non-Uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards and (c) the treatment of terminations of employment or service.

     22.  Adjustments. The Committee shall make equitable adjustment of:

          (a) the aggregate number of Shares available under the Plan for Awards and the aggregate number of Shares for which Awards may be granted to any individual Grantee in any calendar year pursuant to the second sentence of
Section 2;

          (b) the number of Shares, SARs or Performance Shares covered by an Award; and

          (c) the Option Price of all outstanding options and the Strike Price of all outstanding SARs;

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event, of or by the Company.

     23. Amendment of the Plan. The Committee may from time to time, in its discretion, amend the Plan without the approval of the Company's shareholders, except (a) as such shareholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Company's equity securities and (b) that the Committee may not without the approval of the Company's shareholders amend the Plan to increase the total number of shares reserved for the purposes of the Plan.

     24. Termination of the Plan. The Plan shall continue in effect until the earlier of its termination by the Committee or the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company. Notwithstanding the foregoing, if the maximum number of shares of Common Stock issuable pursuant to the Plan has been increased at any time, all Awards shall be granted, if at all, no later than the last day preceding the ten (10) year anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of shares of Common Stock issuable under the Plan was approved by the shareholders of the Company or
(b) the date such amendment was adopted by the Board. No termination shall affect any Award then outstanding under the Plan.

     25. No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

     26. Constructive Sales. The Grantee shall not directly or indirectly, through related parties or otherwise, sell "short" or "short against the box" (as those terms are generally understood in the securities markets), or otherwise directly or indirectly (through derivative instruments or otherwise) dispose of or hedge, any securities of the Company issuable upon exercise of such Grantee's Award(s). The foregoing provision may, at the discretion of the Committee, be reflected in the individual Award Agreements governing the terms and conditions of the Awards granted by the Company to the Grantees (which shall be entered into following the grant of such Awards by the Committee).

     27. Definitions. The terms set forth below have the indicated meanings which are applicable to both the singular and plural forms thereof:

          (a) "Award" shall mean options, including ISOs, Restricted Shares, Bonus Shares, SARs or Performance Shares granted under the Plan.

          (b) "Award Agreement" shall mean the written agreement by which an Award shall be evidenced.

          (c)  "Board" shall mean the Board of Directors of the Company.

          (d) "Bonus Shares" shall mean Shares that are awarded to a Grantee without cost and without restrictions.

          (e) "Cause", with respect to any employee or consultant of the Company shall have the meaning set forth in such person's employment, consulting or other applicable agreement, or, in the absence of any such agreement or if such term is not defined in any such agreement, shall mean any one or more of the following, as determined by the Committee (in the case of a Section 16 Grantee) or the Chief Executive Officer or President of the Company (in the case of any other Grantee):

               (i) a Grantee's commission of a crime that is likely to result in injury to the Company or a Subsidiary;

              (ii) the material violation by the Grantee of written policies of the Company or a Subsidiary;

             (iii) the habitual neglect by the Grantee in the performance of his or her duties to the Company or a Subsidiary; or

              (iv) a Grantee's willful misconduct or inaction in connection with his or her duties to the Company or a Subsidiary.

          (f) "Change of Control" shall mean the occurrence of any of the following events:

               (i) Any "person", as such term is currently used in Section 13(d) or 14(d) of the 1934 Act, other than any employee benefit plan of the Company, becomes a "beneficial owner" (as such term is currently used in Rule 13d-3 promulgated under the 1934 Act) of 50% or more of the number of shares of the Company's voting stock;

              (ii) The Board adopts any plan of liquidation providing for the distribution of all or substantially all of the Company's assets;

             (iii) All or substantially all of the assets or business of the Company is disposed of pursuant to a sale, merger, consolidation or other transaction, unless the shareholders of the Company immediately prior to such transaction beneficially own (within the meaning of Rule 13d-3 promulgated under the 1934 Act) as a result of their ownership of stock in the Company, at least 50% of the number of shares of voting stock or other voting equity of the entity or entities that succeed to the business of the Company; or

              (iv) The Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Company immediately before such transaction beneficially own (within the meaning of Rule 13d-3 promulgated under the 1934 Act) as a result of their ownership of stock in the Company, less than 50% of the number of shares of voting stock of the combined company.

          (g) "Code" shall mean the Internal Revenue Code of 1986, as amended or superseded, and the regulations and rulings thereunder. Reference to a particular section of the Code shall include references to successor provisions.

          (h) "Committee" shall mean the committee of the Board appointed pursuant to Section 3(a), or if not so appointed, shall mean the entire Board.

          (i) "Common Stock" shall mean the common stock, $.001 par value per share, of the Company.

          (j) "Consultant" shall mean any person, including a Director, who is engaged by the Company or any parent, Subsidiary or affiliate thereof, to render services to or for the benefit of the Company and is compensated for such services.

          (k)  "Director" shall mean a member of the Board.

          (l) "Disability" shall mean a permanent and total disability, within the meaning of Section 22(e)(3) of the Code.

          (m) "Effective Date" shall mean the date set forth in the first paragraph hereof, provided that the Company's stockholder within one (1) year of the Effective Date approve the adoption of the Plan.

          (n) "Eligible Person" shall mean any Employee, Consultant or Director of the Company or any Subsidiary, including any prospective Employee or Employee on an approved leave of absence or layoff, if such leave or layoff does not qualify as a Disability.

          (o) "Employee" shall mean any person treated as an employee (including officers and directors) in the records of the Company and who is subject to the control and direction of the Company with regard to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company to a Director shall not be sufficient to constitute "employment" of the Director by the Company.

          (p) "Fair Market Value" per share of Common Stock on any relevant date shall mean such value as determined in accordance with the following provisions:

               (i) If the Common Stock is at that time listed on a national securities exchange, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the exchange on which such Common Stock is principally traded on the relevant date or, if there were no sales on that date, the closing selling price of such Common Stock on the last preceding date on which there were sales.

              (ii) If the Common Stock is at that time traded on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM or OTC Bulletin Board(R), as the case may be, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the relevant date, as the price is reported by the National Association of Securities Dealers, Inc., on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM or OTC Bulletin Board(R), as the case may be, or any successor system. If there is no closing selling price for the Common Stock on the relevant date, then the Fair Market Value shall mean the closing selling price on the last preceding date for which such quotation exists.

             (iii) If the Common Stock is neither listed on any national securities exchange nor traded on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM or OTC Bulletin Board(R), then the Fair Market Value shall mean the value per share of Common Stock as determined by the Board after taking into account such factors as the Board shall in good faith deem appropriate.

          (q)  "Grant Date" shall have the meaning specified in Section 6(a)(i).

          (r) "Grantee" shall mean an individual who has been granted an Award or any Permitted Transferee.

          (s) "Hostile Tender-Offer" shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

          (t) "Immediate Family" shall mean, with respect to a particular Grantee, the Grantee's spouse, children and grandchildren.

          (u)  "ISO" shall mean an incentive stock option within the meaning of
Section 422 of the Code.

          (v) "Mature Shares" shall mean Shares for which the holder thereof has good title, free and clear of all liens, encumbrances and restrictions, and which such holder has held for at least six (6) months.

          (w) "Minimum Consideration" shall mean $.001 per Share or such other amount that is from time to time considered to be capital for purposes of the Nevada Revised Statutes.

          (x) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended. References to a particular section of the 1934 Act or rule thereunder, include references to successor provisions.

          (y) "Option Price" shall mean the per share exercise price of an option.

          (z) "Option Term" shall mean the period beginning on the Grant Date of an option and ending on the expiration date of such option, as specified in the Award Agreement for such option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time.

          (aa) "Performance Shares" shall mean an Award to a Grantee pursuant to
Section 6(e).

          (bb) "Permitted Transferee" shall mean a person to whom an Award may be transferred or assigned in accordance with Section 7.

          (cc) "Restricted Shares" shall mean Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to those Shares.

          (dd) "Rule 16b-3" shall mean Rule 16b-3 as promulgated under the 1934 Act, as amended from time to time, together with any successor rule.

          (ee) "SAR" shall mean a stock appreciation right.

          (ff) "Section 16 Grantee" shall mean a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

          (gg) "Share" shall mean a share of Common Stock.

          (hh) "Strike Price" shall have the meaning specified in Section 6(d)(ii).

          (ii) "Subsidiary" shall mean a subsidiary corporation as defined in
Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

          (jj) "Tender-Offer Price" shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Company in connection with a Hostile Tender-Offer or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Tender-Offer. However, if the surrendered option is an ISO, the Tender-Offer Price shall not exceed the clause (i) price per share.

          (kk) "Ten Percent Owner" shall mean a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent of the total combined Voting Power of all classes of capital stock of the Company or any Subsidiary.

          (ll) "Voting Power" shall mean the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors.

     28. Controlling Law. The law of the State of Nevada, except its law with respect to choice of law, shall control all matters relating to the Plan.

     29. Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will given effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

                                  INTRAC, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 7, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of INTRAC, INC., a Nevada corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated August 1, 2005, and hereby constitutes and appoints Fred H. Mermelstein and Douglas A. Hamilton, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company's Common Stock which the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders to be held on September 7, 2005, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

     The undersigned hereby instructs said proxies or their substitutes:

     1.   Elect as Directors the nominees listed below:

          FOR ALL NOMINEES            |_|     WITHHELD FROM
          (Except as specified below)         ALL NOMINEES   |_|

     (Instruction: to withhold authority to vote for any individual nominee or nominees, write that nominee's or nominees' name(s) in the space provided below)

          DOUGLAS G. WATSON       DANIEL B. CARR      PETER M. KASH
          FRED H. MERMELSTEIN     JACKIE M. CLEGG     WILLIAM P. PETERS

________________________________________________________________________________

     2.   Approve a migratory merger of the Company with Javelin
          Pharmaceuticals, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company.

          FOR |_|                 AGAINST |_|         ABSTAIN |_|

     3.   Ratify the adoption of 2004 Omnibus Stock Incentive Plan.

          FOR |_|                 AGAINST |_|         ABSTAIN |_|

     4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

     This Proxy when properly executed will be voted as directed. If no direction is indicated, this Proxy will be voted FOR the three proposals, including FOR all nominees listed above for Director.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.

                                Name ________________________________________

                                Name (if joint)
                                ______________________________________________

                                Date _____________, 2005

                                Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.